Exhibit 99.1
                                                                  ------------

===============================================================================




                                 CWMBS, INC.,

                                   Depositor


                         COUNTRYWIDE HOME LOANS, INC.,

                         Underlying Certificate Seller


                                      and


                             THE BANK OF NEW YORK,

                                    Trustee




               -------------------------------------------------

                                TRUST AGREEMENT

                         Dated as of December 28, 2001

               -------------------------------------------------




                                  CWMBS, Inc.
                       Resecuritization Mortgage Trust,
                                Series 2001-33R


===============================================================================

                               Table of Contents
                                                                          Page
                                                                          ----

                                   Article I
                                  DEFINITIONS

Section 1.01.  Definitions...................................................3

                                  Article II
             CONVEYANCE OF THE DEPOSITED UNDERLYING CERTIFICATES;
                      ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of the Deposited Underlying Certificates..........16
Section 2.02.  Acceptance by Trustee........................................18
Section 2.03.  Representations and Warranties of the Underlying Certificate
               Seller.......................................................18
Section 2.04.  Issuance of Certificates.....................................18
Section 2.05.  REMIC Designations and Related Matters.......................18
Section 2.06.  Representations, Warranties and Covenants of the Depositor...19

                                  Article III
                       ADMINISTRATION OF THE TRUST FUND

Section 3.01.  Collection  of  Payments  on  the  Deposited  Underlying
               Certificates; Distribution Account...........................21
Section 3.02.  Distributions................................................22
Section 3.03.  Statements to Certificateholders and the Depositor...........25
Section 3.04.  Allocation of Realized Losses................................27
Section 3.05.  Notices to Trustee...........................................28
Section 3.06   Access to Certain Documentation and Information..............28
Section 3.07   Principal Reserve Fund.......................................28

                                  Article IV
                               THE CERTIFICATES

Section 4.01.  The Certificates.............................................29
Section 4.02.  Registration of and Limitations on Transfer and Exchange of
               Certificates.................................................29
Section 4.03.  Mutilated, Destroyed, Lost or Stolen Certificates............34
Section 4.04.  Persons Deemed Owners........................................34
Section 4.05.  Certain Available Information................................34

                                   Article V
                                 THE DEPOSITOR

Section 5.01.  Liability of the Depositor...................................35
Section 5.02.  Merger or Consolidation of the Depositor.....................35
Section 5.03.  Limitation on Liability of the Depositor and Others..........36

                                  Article VI
                                  THE TRUSTEE

Section 6.01.  Duties of Trustee............................................36
Section 6.02.  Certain Matters Affecting the Trustee........................37
Section 6.03.  Trustee Not Liable for Certificates or Deposited Underlying
               Certificates.................................................39
Section 6.04.  Trustee May Own Certificates.................................39
Section 6.05.  Trustee's Fees and Expenses..................................39
Section 6.06.  Eligibility Requirements for Trustee.........................40
Section 6.07.  Resignation and Removal of the Trustee.......................40
Section 6.08.  Successor Trustee............................................41
Section 6.09.  Merger or Consolidation of Trustee...........................41
Section 6.10.  Appointment of Co-Trustee or Separate Trustee................41
Section 6.11.  Reserved.....................................................42
Section 6.12.  Election of REMIC Status.....................................43
Section 6.13.  Periodic Filings.............................................44
Section 6.14.  Appointment of Office or Agency..............................44
Section 6.15.  Limitation of Liability......................................44
Section 6.16.  Trustee May Enforce Claims Without Possession of
               Certificates.................................................44
Section 6.17.  Suits for Enforcement........................................45
Section 6.18.  Waiver of Bond Requirements..................................45
Section 6.19.  Waiver of Inventory, Accounting and Appraisal Requirements...45
Section 6.20.  Representations and Warranties of the Trustee................45
Section 6.21.  Compliance with Withholding Requirements.....................46

                                  Article VII
                                  TERMINATION

Section 7.01.  Termination..................................................46
Section 7.02.  Failure of Certificateholders to Surrender Certificates......47
Section 7.03.  Additional Termination Requirements..........................48

                                 Article VIII
                           MISCELLANEOUS PROVISIONS

Section 8.01.  Amendment....................................................48
Section 8.02.  Limitation on Rights of Certificateholders...................49
Section 8.03.  Governing Law................................................50
Section 8.04.  Notices......................................................50
Section 8.05.  Severability of Provisions...................................51
Section 8.06.  Notice to Rating Agency......................................51
Section 8.07.  Action Under and Conflicts With Underlying Agreements........51
Section 8.08.  Article and Section References...............................52
Section 8.09.  Execution in Counterparts....................................52

Exhibit A-1 - Form of Class A-1 Certificate..............................A-1-1
Exhibit A-2 - Form of Class A-2 Certificate..............................A-2-1
Exhibit A-3 - Form of Class A-3 Certificate..............................A-3-1
Exhibit A-4 - Form of Class A-4 Certificate..............................A-4-1
Exhibit A-5 - Form of Class A-R Certificate..............................A-5-1
Exhibit B  [Reserved]
Exhibit C - Deposited Underlying Certificates and Underlying Agreements....C-1
Exhibit D - Form of Transferor Affidavit for the Class A-R Certificate.....D-1

      This Trust Agreement ("Trust Agreement" or "Agreement"), dated as of December 28, 2001, by and between CWMBS, INC., as Depositor (the "Depositor"), COUNTRYWIDE HOME LOANS, INC., as underlying certificate seller (the "Underlying Certificate Seller") and THE BANK OF NEW YORK, as Trustee (the "Trustee").

                             W I T N E S S E T H:
                             - - - - - - - - - -

      WHEREAS, the Depositor, the Underlying Certificate Seller and the Trustee desire to enter into a trust agreement dated as of the date hereof (the "Trust Agreement"); and

      WHEREAS, the Underlying Certificate Seller has transferred the Deposited Underlying Certificates (as defined herein) to the Depositor pursuant to a bill of sale executed by the Underlying Certificate Seller in favor of the Depositor;

      NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                             PRELIMINARY STATEMENT

      The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. The Trust Fund for federal income tax purposes will consist of a REMIC. The REMIC hereunder will consist of all of the assets constituting the Trust Fund and will be evidenced by the Regular Certificates and the Residual Certificates. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the Latest Possible Maturity Date.

      The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates other than the Class A-R Certificates may be issued in a different amount):


=========================================================================
                                                             Integral
                Initial Class                               Multiples
    Class        Certificate   Pass-Through   Minimum      in Excess of
 Designation       Balance        Rate      Denomination     Minimum
-------------------------------------------------------------------------
Class A-1       $44,040,000       6.75%      $25,000.00     $1,000.00
-------------------------------------------------------------------------
Class A-2        $8,665,268       6.50%      $25,000.00     $1,000.00
-------------------------------------------------------------------------
Class A-3       $51,621,416       6.50%      $25,000.00     $1,000.00
-------------------------------------------------------------------------
Class A-4       $14,403,504       6.50%      $25,000.00     $1,000.00
-------------------------------------------------------------------------
Class A-R        $   100.00       6.50%          N/A           N/A
=========================================================================

Set forth below are designations of Classes of Certificates to the categories used herein:

Delay Certificates.                 All interest-bearing  Classes of
                                    Certificates other than the Non-Delay
                                    Certificates, if any.

ERISA-Restricted
Certificates.                       Residual Certificates.

Floating Rate Certificates.         None.

Inverse Floating Rate
Certificates.                       None.

COFI Certificates.                  None.

LIBOR Certificates.                 None.

Non-Delay Certificates.             None.

Notional Amount
Certificates.                       None.

Offered Certificates.               All Classes of Certificates.

Physical Certificates.              Residual Certificates.

Planned Principal Classes.          None.

Primary Planned Principal
Classes.                            None.

Principal Only
Certificates.                       None.

Private Certificates.               None.

Rating Agencies.                    Moody's and Fitch.

Regular Certificates.               All Classes of Certificates other than the
                                    Residual Certificates.

Residual Certificates.              Class A-R Certificates.

Scheduled Principal
Classes.                            None.

Secondary Planned Principal
Class.                              None.

Senior Certificates.                Class A-1, Class A-2, Class A-3, Class A-4
                                    and Class A-R Certificates.

Subordinated Certificates.          None.

Support Classes.                    None.

Targeted Principal
Classes.                            None.

      With respect to any of the foregoing designations as to which the corresponding reference is "None," all defined terms and provisions herein relating solely to such designations shall be of no force or effect, and any calculations herein incorporating references to such designations shall be interpreted without reference to such designations and amounts. Defined terms and provisions herein relating to statistical rating agencies not designated above as Rating Agencies shall be of no force or effect.

   In consideration of the mutual agreements herein contained, the Depositor and the Trustee agree as follows:


                                   Article I

                                  DEFINITIONS

      Section 1.01. Definitions. Whenever used in this Trust Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      Accrual Period: With respect to any Class of Certificates and Distribution Date, the calendar month preceding the month of such Distribution Date.

      Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      Agreement: This Trust Agreement and all amendments hereof and supplements hereto.

      Allocated Underlying Realized Losses: As to any Distribution Date and Class of Certificates, the Underlying Realized Losses (including Underlying Excess Losses) allocated to the related Deposited Underlying Certificates in accordance with the related Underlying Agreement in connection with distributions thereon for the related Underlying Distribution Date.

      Applicable State and Local Tax Law. For purposes hereof, the Applicable State and Local Tax Law shall be (a) the tax laws, rules or regulations of the State of New York; and (b) such other state or local tax laws, rules or regulations whose applicability shall have been brought to the attention of the Trustee by either (i) an opinion of counsel delivered to it, or (ii) written notice from the appropriate taxing authority as to the applicability of such state or local tax laws, rules or regulations.

      Available Interest Funds: As to any Distribution Date and Class of Certificate, the aggregate of all previously undistributed amounts received by the Trustee on or prior to such Distribution Date as distributions of interest on the related Deposited Underlying Certificates.

      Available Principal Funds: As to any Distribution Date other than the Distribution Date occurring in January 2002 and any Class of Certificate, the aggregate of all previously undistributed amounts received by the Trustee on or prior to such Distribution Date as distributions of principal on the related Deposited Underlying Certificates, reduced by such class's pro rata share (by Class Certificate Balance) of (i) the sum of expenses and liabilities reimbursable to the Depositor pursuant to Section 6.03 hereof,
(ii) any other amounts reimbursable to the Trustee or payable to the Trustee pursuant to this Agreement, including without limitation amounts payable to the Trustee pursuant to Section 6.05 and (iii) any taxes imposed on the Trust to be paid from amounts otherwise distributable to Certificateholders pursuant to Section 6.12 hereof (in each case, that have not been previously paid by a reduction of Available Principal Funds). As to the Distribution Date occurring in January 2002 and any Class of Certificate, the sum of (i) the amount set forth in the previous sentence and (ii) the funds withdrawn from the Principal Reserve Fund and deposited into the Distribution Account pursuant to Section 3.07.

      Bill of Sale: The bill of sale dated December 28, 2001, executed by the Underlying Certificate Seller, as seller, and the Depositor, as purchaser, relating to the sale of the Deposited Underlying Certificates from the Underlying Certificate Seller to the Depositor.

      Book-Entry Certificate:  As specified in the Preliminary Statement.

      Book-Entry Deposited Underlying Certificate: Any Deposited Underlying Certificate registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with the Depository (directly, as a "Depository Participant", or indirectly, as an indirect participant). As of the date hereof, all of the Deposited Underlying Certificates other than the Definitive Deposited Underlying Certificates are Book-Entry Deposited Underlying Certificates.

      Business Day: Any day other than a Saturday, a Sunday or a day on which banking institutions in the city of New York, New York or the State of California or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

      Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-4 or Class A-R Certificates executed and authenticated by the Trustee in substantially the form set forth, respectively, in Exhibit A-1, A-2, A-3, A-4 or A-5 hereto.

      Certificate Owner: With respect to a Book-Entry Certificate, the person that is the beneficial owner of such Book-Entry Certificate.

      Certificate Principal Balance: With respect to any Certificate and any date of determination, an amount equal to the Initial Certificate Principal Balance of such Certificate, minus the sum of (i) all distributions of principal previously made with respect thereto and (ii) all Allocated Underlying Realized Losses allocated thereto, as provided in Section 3.04(d).

      Certificate Register:  The register maintained pursuant to Section 4.02.

      Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement (except as required pursuant to Section 8.01), any Certificate registered in the name of the Depositor or any Affiliate thereof shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby or Voting Rights assigned thereto shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor or any Affiliate thereof) owns 100% of the Percentage Interests evidenced by a Class of Certificates or of the Voting Rights assigned thereto, such Certificates shall be taken into account for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Trustee is entitled to rely conclusively on a certification of the Depositor or any Affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

      Class: Collectively, all of the Certificates bearing the same class designation.

      Class A-1 Certificates: The Certificates executed and countersigned by the Trustee substantially in the form set forth in Exhibit A-1 hereto.

      Class A-2 Certificates: The Certificates executed and countersigned by the Trustee substantially in the form set forth in Exhibit A-2 hereto.

      Class A-3 Certificates: The Certificates executed and countersigned by the Trustee substantially in the form set forth in Exhibit A-3 hereto.

      Class A-4 Certificates: The Certificates executed and countersigned by the Trustee substantially in the form set forth in Exhibit A-4 hereto.

      Class A-R Certificates: The Certificates executed and countersigned by the Trustee substantially in the form set forth in Exhibit A-5 hereto.

      Class Certificate Balance: With respect to any Class and as to any date of determination, the aggregate of the Certificate Principal Balances of all Certificates of such Class as of such date.

      Class Interest Shortfall: As to any Distribution Date and Class, the amount by which the amount described in clause (i) of the definition of Class Optimal Interest Distribution Amount for such Class exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to such clause (i).

      Class Optimal Interest Distribution Amount: With respect to any Distribution Date and interest bearing Class, (A) the sum of (i) one month's interest accrued during the related Accrual Period at the Pass-Through Rate for such Class on the related Class Certificate Balance, subject to reduction as provided in 3.04(d) and (ii) to the extent received on the related Deposited Underlying Certificates any Class Unpaid Interest Amounts for such Class minus (B) any reductions or shortfalls in interest distributions on the related Deposited Underlying Certificates with respect to the Underlying Distribution Date.

      Class Unpaid Interest Amounts: As to any Distribution Date and Class of interest bearing Certificates, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount distributed on such Class on prior Distribution Dates pursuant to clause (ii) of the definition of Class Optimal Interest Distribution Amount.

      Closing Date:  December 28, 2001.

      Code:  The Internal Revenue Code of 1986, as amended.

      Corporate Trust Office: The designated office of the Trustee in the State of New York at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 5 Penn Plaza, 16th Floor, New York, New York 10001 (Attn: Mortgage-Backed Securities Group, CWMBS, Inc. Resecuritization Mortgage Trust 2001-33R, Resecuritization Mortgage Trust Certificates, Series 2001-33R), facsimile no. (212) 328-7620, and which is the address to which notices to and correspondence with the Trustee should be directed.

      Cut-off Date:  December 26, 2001.

      Definitive Certificates: All Certificates that are not Book-Entry Certificates (including, without limitation, all Certificates that are issued in replacement for Book-Entry Certificates in accordance with Section 4.02(b)).

      Definitive Deposited Underlying Certificates: As of the date hereof, the Class A-15 and Class A-17, Chase Mortgage Finance Corporation Series 1993P Multi-Class Mortgage Pass-Through Certificates and the Class 10-A17 and Class 10-A18 GE Capital Mortgage Services, Inc. Series 1993-10, REMIC Multi-Class Pass-Through Certificates.

      Delayed Underlying Distributions:  As defined in Section 3.02(f).

      Delayed Underlying Distributions Deposit Period: With respect to any Delayed Underlying Distributions, the period from (i) the Underlying Distribution Date on which such Delayed Underlying Distributions were due to be distributed on a Deposited Underlying Certificates to (ii) the Distribution Date on which such Delayed Underlying Distributions are distributed to Holders of the related Certificates pursuant to Section 3.02(f).

      Deposited Underlying Certificates:  As listed in Exhibit C-1 hereto.

      Depositor: CWMBS, Inc., a Delaware corporation, or its successor in interest.

      Depository: The Depository shall be, initially, The Depository Trust Company ("DTC"), the nominee of which is CEDE & Co., or any other organization registered as a "clearing agency" pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

      Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

      Distribution Account: The trust account, which must be an Eligible Account, established and maintained pursuant to Section 3.01. Funds deposited into the Distribution Account shall be held in trust for the benefit of the Certificateholders for the uses and purposes set forth in Article III hereof.

      Distribution Date: The 28th day of each calendar month (or, if such day is not a Business Day, the next succeeding Business Day) commencing in January, 2002; provided, however, that if the Underlying Distribution Date falls on the 28th day of the calendar month, the Distribution Date shall be the next succeeding Business Day following such Underlying Distribution Date.

      Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term rating of each Rating Agency (except if a Rating Agency has issued such a short-term rating, the highest short-term rating assigned by Fitch or Moody's) at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the Federal Deposit Insurance Corporation (to the limits established by the Federal Deposit Insurance Corporation) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with (a) the trust department of a federal or state chartered depository institution or (b) a trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

      Eligible Investments: At any time, any one or more of the following obligations and securities which shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of such investment:

            (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

            (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of the Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency;

            (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency;

            (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by each Rating Agency;

            (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

            (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by each Rating Agency;

            (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

            (viii) units of a taxable money-market portfolio having the highest rating assigned by each Rating Agency (except if a Rating Agency has not rated such Eligible Investment, the highest rating assigned by Fitch or Moody's) and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations;

            (ix) such other investments bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency; and

            (x) BNY Cash Reserves, an interest bearing demand cash account of The Bank of New York, or if such account is no longer available, obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

provided that no such instrument shall be an Eligible Investment if such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

      ERISA: The Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

      ERISA-Restricted Certificate: As specified in the Preliminary Statement.

      Excess Losses: With respect to a Deposited Underlying Certificate and Distribution Date, any Realized Losses that are allocated among all classes of the related Series on a pro rata basis on the related Underlying Distribution Date immediately preceding such Distribution Date in reduction of the respective principal balances, as indicated on the Underlying Distribution Date Statement for such Underlying Distribution Date.

      Final Payment Date: As to any Class of Certificates, the earlier of the following: (i) the later of (a) the Distribution Date in December 2024 with respect to the Class A-1 Certificates and the Distribution Date in November 2023 with respect to the Class A-2, Class A-3 and Class A-4 Certificates, (b) the Distribution Date immediately following the reduction of the balance of all of the Deposited Underlying Certificates to zero or (ii) the Distribution Date immediately following the termination of the last remaining Underlying Trust Fund.

      Fitch: Fitch, Inc. and any successor thereto, or, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "Fitch" shall be deemed to refer to any other nationally recognized rating agency designated by the Depositor.

      Initial Certificate Principal Balance: With respect to each Certificate, the Certificate Principal Balance of such Certificate as of the Closing Date as set forth on the face thereof.

      Initial Class Certificate Balance: With respect to each Class of Certificates, the Initial Class Certificate Balance of such Class on the Closing Date.

      Latest Possible Maturity Date: The Distribution Date in December 2027 with respect to the Class A-1 Certificates and the Distribution Date in November 2026 with respect to the Class A-2, Class A-3 and Class A-4 Certificates.

      Majority in Interest: As to any Class of Certificates, the Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class.

      Majority Residual Certificate: The Class A-R Certificates other than the Tax Matters Person Certificate. The Majority Residual Certificate shall have a Denomination of $99.95.

      Moody's:  Moody's Investors Service, Inc.

      Officer's Certificate: With respect to any Person, a certificate signed by the Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities).

      Opinion of Counsel: A written opinion of counsel acceptable to an addressee of such opinion of counsel, who may be salaried counsel for the Depositor.

      Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

      (i) Certificates theretofore cancelled by the Trustee or delivered to the Trustee for cancellation; and

      (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

      Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

      Pass-Through Rate: For any interest bearing Class of Certificates, the per annum rate set forth in the Preliminary Statement.

      Percentage Interest: With respect to any Certificate, other than a Class A-R Certificate, the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance of such Certificate divided by the Initial Class Certificate Balance of such Class. With respect to any Class A-R Certificate, the percentage specified on the face of such Certificate.

      Permitted Transferee: Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(l) of the
Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States, any State thereof or the District of Columbia, an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form 4224 or any applicable successor form, (vi) an "electing large partnership" within the meaning of section 775 of the Code, and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class A-R Certificate to such Person may cause any REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State thereof or the District of Columbia for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

      Person: Any individual, corporation, partnership, limited partnership, joint venture, bank, limited liability company, association, joint-stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

      Principal Reserve Fund: The separate Eligible Account created and initially maintained by the Trustee pursuant to Section 3.06 in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York in trust for registered holders of CWMBS, Inc., Resecuritization Mortgage Certificates, Series 2001-33R". Funds in the Principal Reserve Fund shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement and shall not be a part of any REMIC created under this Agreement. Any investment income earned from Permitted Investments made with funds in the Capitalized Interest Account will be for the account of the Seller.

      Purchase Price: As to any Deposited Underlying Certificate required to be repurchased on any date pursuant to Section 2.03 or 2.06(c), an amount equal to the sum of (i) the Underlying Principal Balance thereof and (ii) the unpaid accrued interest thereon at the underlying pass-through rate from the Distribution Date immediately following the Underlying Distribution Date on which interest was last paid on such Deposited Underlying Certificate to the first day of the month in which the proceeds of such repurchased Certificates are to be distributed to the related Certificateholders.

      Rating Agencies:  Moody's and Fitch.

      Realized Loss: With respect to a Deposited Underlying Certificate and Distribution Date, any losses in respect of the related Underlying Mortgage Loans allocated to such Deposited Underlying Certificate in reduction of the Underlying Principal Balance thereof on the related Underlying Distribution Date immediately preceding such Distribution Date, as indicated on the Underlying Distribution Date Statement for such Underlying Distribution Date.

      Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the calendar month preceding the month of such Distribution Date.

      Regular Certificates:  As described in the Preliminary Statement.

      REMIC: A "real estate mortgage investment conduit" as defined in Section 860D of the Code.

      REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing may be in effect (or with respect to proposed regulations, are proposed to be in effect) from time to time.

      Residual Certificates:  As described in the Preliminary Statement.

      Responsible Officer: When used with respect to the Trustee, any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any trust officer or any other officer of the Trustee in its Corporate Trust Department or similar group customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, any officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement.

      Securities Intermediary: The meaning specified in Section 8-102(a)(14) of the Uniform Commercial Code. The Securities Intermediary shall be, initially, The Bank of New York.

      Series: The series designation identified in the related Underlying Agreement. Each Underlying Agreement has one series designation.

      Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury regulation ss. 1.860F-4(d) and Treasury regulation ss. 301.6231(a)(7)--1T. Initially, the Tax Matters Person shall be the Trustee.

      Tax Matters Person Certificate: The Class A-R Certificate with a Denomination of $0.05, which shall be issued to the Trustee on the Closing Date.

      Tax Returns: Any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

      Transfer: Any transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

      Transfer Affidavit: As defined in Section 4.02(c)(ii).

      Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

      Trust:  The trust created by this Agreement.

      Trust Fund: The corpus of the Trust consisting of (i) the Deposited Underlying Certificates, (ii) all distributions on the Deposited Underlying Certificates payable to the holders thereof after December 26, 2001, (iii) amounts held from time to time by the Trustee in the Distribution Account and Principal Reserve Fund, and (iv) any and all proceeds of the foregoing.

      Trustee: The Bank of New York, a New York banking corporation, or its successor in interest, or any successor trustee appointed as herein provided.

      Trustee's Fee:  Has the meaning specified in Section 6.05.

      Underlying Agreements: The Pooling and Servicing Agreement dated as of December 1, 1993, by and among Chase Mortgage Finance Corporation, as seller, Chase Home Mortgage, as master servicer and Citibank, N.A., as trustee, the Pooling and Servicing Agreement dated as of September 1, 1993, between GE Capital Mortgage Services, Inc., as seller, and servicer, and State Street Bank and Trust Company, as trustee, a Pooling and Servicing Agreement dated as of November 1, 1993, by and among the Prudential Home Mortgage Securities Company, Inc., as seller, The Prudential Home Mortgage Company, Inc., as servicer and First Trust National

Association, as trustee, a Pooling and Servicing Agreement dated as of November 1, 1993, by and among Residential Funding Mortgage Securities I, Inc., as seller, Residential Funding Corporation, as master servicer and Bankers Trust Company as trustee, as each may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

      Underlying Certificate Seller: Countrywide Home Loans, Inc., a California corporation, or its successor in interest, as seller under the Bill of Sale.

      Underlying Distribution Date: The "Distribution Date" or "Remittance Date" under and as defined in each of the Underlying Agreements.

      Underlying Distribution Date Statements: With respect to any Deposited Underlying Certificate, the reports provided to holders thereof in connection with each related Underlying Distribution Date pursuant to the related Underlying Agreement.

      Underlying Excess Losses: Means "Excess Losses" as defined in the Underlying Agreements.

      Underlying Realized Losses: Means "Realized Losses" as defined in the Underlying Agreements.

      Underlying Mortgage Loans: With respect to each Underlying Trust, the mortgage loans constituting the assets of such trust.

      Underlying Net Interest Shortfalls: Means "Interest Shortfalls" or "Prepayment Interest Shortfalls" as defined in the Underlying Agreements.

      Underlying Principal Balance: With respect to any of the Deposited Underlying Certificates, as of any Distribution Date (following all distributions and allocations of losses to be made with respect to any of the Deposited Underlying Certificates on the related Underlying Distribution Date immediately preceding such Distribution Date) and as of any date of determination thereafter until the next succeeding Distribution Date, the principal balance of such Deposited Underlying Certificate, as indicated on the Underlying Distribution Date Statement for such Underlying Distribution Date sent to the Trustee as holder of the Deposited Underlying Certificate.

      Underlying Servicer's Certificate: Means the "Servicer's Certificate" as defined in the Underlying Agreements.

      Underlying Trust: The trust fund established by each Underlying
Agreement.

      Underlying Trustee: With respect to any Underlying Agreement, the related trustee under such Underlying Agreement.

      Voting Rights: The portion of the voting rights of all of the Certificates that is allocated to any Certificate. As of any date of determination, the Voting Rights shall be allocated among Holders of the Classes of Certificates (and among the Certificates within each Class of

Certificates) in proportion to their respective Class Certificate Balances or Certificate Principal Balances, as the case may be, on such date.

                                  Article II

         CONVEYANCE OF THE DEPOSITED UNDERLYING CERTIFICATES; ORIGINAL
                           ISSUANCE OF CERTIFICATES

      Section 2.01. Conveyance of the Deposited Underlying Certificates. The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, convey, sell and assign to the Trustee, on behalf of the Holders of the Certificates, without recourse, all the right, title and interest of the Depositor in and to each of the Deposited Underlying Certificates with appropriate endorsements and other documentation sufficient under the related Underlying Agreements to transfer each such Deposited Underlying Certificate to the Trustee, including all distributions thereon payable after December 26, 2001. The Underlying Certificate Seller and the Depositor jointly and severally agree to transfer to the Trustee promptly upon receipt (by wire transfer of immediately available funds), any amounts received in respect of the Deposited Underlying Certificates after the Cut-off Date and all proceeds of the foregoing.

      The transfer of the Deposited Underlying Certificates and all other assets constituting the Trust Fund is absolute and is intended by the parties hereto as a sale. The Trustee shall cause the Deposited Underlying Certificates to be registered as "The Bank of New York, in trust for registered Holders of CWMBS, Inc. Resecuritization Mortgage Trust, Series 2001-33R, CWMBS, Inc. Resecuritization Mortgage Trust Certificates, Series 2001-33R"; provided, however, that, except to the extent required to have the Book-Entry Deposited Underlying Certificates reregistered in its own name or a nominee name, the Trustee shall cause the beneficial ownership interest in the Book-Entry Deposited Underlying Certificates to be registered with the Depository in the name of the Securities Intermediary for the account of the Trustee. The Trustee shall at all times maintain physical possession of the Definitive Deposited Underlying Certificates in the State of New York, and shall not assign, sell, dispose of or transfer any interest in the Deposited Underlying Certificates or any other asset constituting the Trust Fund, except in accordance with the provisions hereof, or permit the Deposited Underlying Certificates or any other asset constituting the Trust Fund to be subjected to any lien, claim or encumbrance arising by, through or under the Trustee or any person claiming by, through or under the Trustee except in accordance with the provisions hereof. The Depositor agrees to provide to the Trustee all documents required for the transfer to the Trustee of the Deposited Underlying Certificates.

      The Trustee is hereby authorized and directed to execute such documentation as may be required to permit the transfer to the Trust Fund of the Deposited Underlying Certificates.

      It is intended that the conveyance of the Deposited Underlying Certificates by the Depositor to the Trustee as provided in this Section be, and be construed as, a sale of the Deposited Underlying Certificates by the Depositor to the Trustee for the benefit of the Certificateholders. It is, further, not intended that such conveyance be deemed a pledge of the Deposited Underlying Certificates by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that the Deposited Underlying Certificates are held to be the property of the Depositor, or if for any reason this Agreement is held or deemed to create a security interest in the Deposited Underlying Certificates, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the corresponding articles of the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be a grant by the Depositor to the Trustee for the benefit of the Certificateholders of a security interest in all of the Depositor's right, title and interest, whether now owned or hereafter acquired, in and to (A) the Deposited Underlying Certificates, (B) all amounts payable to the holders of the Deposited Underlying Certificates after the Cut-off Date in accordance with the terms thereof and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Distribution Account, whether in the form of cash, instruments, securities or other property; (c) the registration of the beneficial ownership interest in the Book-Entry Deposited Underlying Certificates with the Depository in the name of the Securities Intermediary for the account of the Trustee, the registration of all the beneficial ownership interest in the Definitive Deposited Underlying Certificates in the name of the Trustee and the possession by the Trustee or its agent of such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. The Depositor and the Trustee, at the Depositor's direction, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Deposited Underlying Certificates and other assets constituting the Trust Fund described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

      Section 2.02. Acceptance by Trustee. Subject to the next sentence with respect to the Book-Entry Deposited Underlying Certificates, the Trustee hereby acknowledges receipt of each of the Deposited Underlying Certificates and declares that it holds and will hold each of the Deposited Underlying Certificates, all proceeds of any of the foregoing and all other rights, titles, or interests of the Trustee in any asset included in the Trust Fund from time to time, in trust for the use and benefit of all present and future Certificateholders. Without limitation of the foregoing, the Trustee hereby confirms that it has confirmation from The Bank of New York, as Securities Intermediary for the Trustee, that (i) the Book-Entry Deposited Underlying Certificates have been confirmed by the Depository to have been delivered to the Trustee, subject to no other interests, and held in the Securities Intermediary in book-entry form, as a participant in the Depository and (ii) the Securities Intermediary is holding such Book-Entry Deposited Underlying Certificates for the account of the Trustee, as owner of the Deposited Underlying Certificates as trustee for the Certificateholders.

      Section 2.03. Representations and Warranties of the Underlying Certificate Seller. The Underlying Certificate Seller hereby represents and warrants to the Depositor and the Trustee:

      (a) With respect to the Deposited Underlying Certificates as of the Closing Date as follows:

            (i) immediately prior to the transfer of the Deposited Underlying Certificates to the Depositor, the Underlying Certificate Seller was the sole owner of the Deposited Underlying Certificates free and clear of any lien, pledge, charge or encumbrance of any kind;

            (ii) the Underlying Certificate Seller has not assigned any interest in the Deposited Underlying Certificates or any distributions thereon, except as contemplated herein;

            (iii) the Underlying Certificate Seller has not agreed to any amendment to a related Underlying Agreement and has not received a request for any such amendment;

            (iv) the Underlying Certificate Seller has full right to sell the Deposited Underlying Certificates to the Depositor; and

            (v) all conditions precedent and any restrictions upon the transfer of the Deposited Underlying Certificates provided for in the Underlying Agreements have been satisfied and the transfer of the Deposited Underlying Certificates to the Depositor is complete.

      (b) Each Deposited Underlying Certificate is entitled to the benefits of the related Underlying Agreement and represents a beneficial ownership interest in the related Underlying Mortgage Loans.

      (c) Each Deposited Underlying Certificate is a "qualified" mortgage within the meaning of Section 860(b)(a)(3) of the Code.

      The representations and warranties set forth in this Section 2.03(a) shall survive the transfer and assignment of the Deposited Underlying Certificates by the Depositor to the Trustee. Upon discovery by the Underlying Certificate Seller, the Depositor or a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders in one or more of the Deposited Underlying Certificates, the Underlying Certificate Seller, the Depositor or the Trustee shall give prompt written notice to the other parties and to the Certificateholders. The Underlying Certificate Seller shall cure such breach in all material respects or, if such breach cannot be cured within 90 days after notice to or discovery by the Underlying Certificate Seller, the Underlying Certificate Seller shall repurchase the Deposited Underlying Certificate or Certificates related to such breach from the Trustee on the Distribution Date immediately following the date on which the Underlying Certificate Seller is so directed by Holders of a Majority in Interest of the Certificates related to the applicable Deposited Underlying Certificate or Certificates. Any such repurchase of the Deposited Underlying Certificates by the Underlying Certificate Seller shall be accomplished on the Distribution Date of repurchase, by the payment on the Business Day prior to such Distribution Date by the Underlying Certificate Seller to the Trustee of the Purchase Price (it being understood that all distributions made on the Deposited Underlying Certificates up to immediately prior to the Distribution Date of such repurchase shall be property of the Trust Fund). The payment of the Purchase Price shall be considered a prepayment in full of the applicable Deposited Underlying Certificates and shall be delivered to the Trustee for deposit in the Distribution Account in accordance with the provisions of
Section 3.02 hereof. Upon such deposit into such Distribution Account, the repurchased Deposited Underlying Certificates shall be released to the Underlying Certificate Seller, and the Trustee and the Depositor shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be reasonably requested and provided by the Underlying Certificate Seller to vest in the Underlying Certificate Seller, or its designee or assignee, title to the Deposited Underlying Certificates repurchased pursuant hereto. The obligation of the Underlying Certificate Seller to cure such breach of representations and warranties or effect such repurchase of the Deposited Underlying Certificates shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders.

      (d) With respect to the Underlying Certificate Seller:

            (i) The Underlying Certificate Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California with full power and authority to execute, deliver and perform this Agreement.

            (ii) This Agreement and the Bill of Sale have been duly authorized, executed and delivered by the Underlying Certificate Seller and constitute the legal, valid and binding agreement of the Underlying Certificate Seller, enforceable in accordance with their terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

            (iii) Neither the execution nor the delivery of this Agreement and the Bill of Sale nor the issuance, delivery and sale of the Certificates, nor the consummation of any other of the transactions contemplated herein nor the fulfillment of the terms of this Agreement and the Bill of Sale or the Certificates will result in the breach of any term or provision of the charter, by-laws or resolutions of the Underlying Certificate Seller or conflict with, result in a breach, violation or acceleration of or constitute a default under, the terms of any material indenture or other agreement or instrument to which the Underlying Certificate Seller is a party or by which it is bound, or any statute, order or regulation applicable to the Underlying Certificate Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Underlying Certificate Seller.

            (iv) There are no actions or proceedings against, or investigations of, the Underlying Certificate Seller pending, or, to the knowledge of the Underlying Certificate Seller, threatened, before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, the Bill of Sale or the Certificates, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, or (C) which might materially and adversely affect the validity or enforceability of this Agreement, the Bill of Sale or the Certificates.

      It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the Trust Fund to the Trustee. Upon discovery by the Underlying Certificate Seller, the Depositor or a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties which breach materially and adversely affects the interests of the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties and to the Rating Agencies.

      Section 2.04. Issuance of Certificates. The Trustee acknowledges the receipt of the Deposited Underlying Certificates, and concurrently with such receipt, has caused to be duly executed, authenticated and delivered to or upon the written order of the Depositor, in exchange for the Deposited Underlying Certificates and all other assets included or to be included in the Trust Fund, Certificates in authorized denominations which evidence ownership of the entire Trust Fund. The Trustee declares that it holds and will hold such Deposited Underlying Certificates and any proceeds thereof in trust for the exclusive use and benefit of all present and future Certificateholders.

      Section 2.05. REMIC Designations and Related Matters.

      (a) The Class A-1, Class A-2, Class A-3, and Class A-4 Certificates are hereby designated as "regular interests," and the Class A-R Certificates are hereby designated as the single class of "residual interests," in the REMIC for purposes of Sections 860G(a)(1) and 860G(a)(2) of the Code. The "latest possible maturity date" of each class of REMIC regular interests will be the Latest Possible Maturity Date.

      (b) The Closing Date will be the "Start-up Day" of the REMIC hereunder within the meaning of Section 860G(a)(9) of the Code.

      (c) The Holder of the Tax Matters Certificate is hereby designated as the "tax matters person" of the REMIC hereunder within the meaning of Section 6231(a)(7) of the Code. The Trustee is hereby appointed to act as agent of the Tax Matters Person and, in such capacity, the Trustee hereby agrees to perform all obligations of the Tax Matters Person hereunder. The Trustee shall be the agent of any designated Tax Matters Person pursuant to this Section 2.06(c), regardless of whether such Tax Matters Person is the initial Holder of the Tax Matters Certificate or any subsequent Holder of the Tax Matters Certificate.

      Section 2.06. Representations, Warranties and Covenants of the Depositor. (a) The Depositor hereby represents and warrants to the Trustee that as of the Closing Date:

            (i) The Depositor acquired the Deposited Underlying Certificates in good faith without notice of any liens (including, without limitation, federal tax liens), charges, claims, encumbrances or security interests; immediately prior to the transfer of the Deposited Underlying Certificates from the Depositor to the Trust, the Depositor was the sole owner thereof, free and clear of any liens and security interests charges or encumbrances; and upon execution and delivery by the Trustee of this Agreement, the

      Trustee will acquire the Deposited Underlying Certificates free of any lien, charges, claims or encumbrances;

            (ii) The Depositor has not assigned any interest or participation in the Deposited Underlying Certificates except as contemplated by this Agreement and the Underlying Agreements (or, if any such interest or participation has been assigned, it has been released);

            (iii) The Depositor has full right to sell the Deposited Underlying Certificates to the Trustee;

            (iv) All conditions precedent and any restrictions upon the transfer of the Deposited Underlying Certificates provided for in the Underlying Agreements have been satisfied, and the transfer of the Deposited Underlying Certificates to the Trust is complete;

            (v) The Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority to own its properties and conduct its business and to perform its obligations under this Agreement;

            (vi) The Depositor is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Depositor's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor. The Depositor is solvent and shall remain solvent after giving effect to the transfer of the Deposited Underlying Certificates to the Trustee and the execution and delivery of this Agreement will not result in a breach or default under any agreement to which the Depositor is a party or to which its properties are subject or under any of the Depositor's organizational documents, which breach, in the Depositor's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor;

            (vii) This Agreement has been duly authorized, executed and delivered by the Depositor and this Agreement, assuming due authorization, execution and delivery by the Trustee, constitutes a valid, legal and binding obligation of the Depositor, enforceable against the Depositor in accordance with the terms hereof, subject to
      (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

            (viii) No filing or registration with, notice to, or consent, approval, authorization or order or other action of any court or governmental authority or agency is required for the consummation by the Depositor of the transactions contemplated by this Trust Agreement, except such as have been obtained;

            (ix) Each Deposited Underlying Certificate is entitled to the benefits of the related Underlying Agreement and represents a beneficial ownership interest in the related Underlying Mortgage Loans; and

            (x) Each Deposited Underlying Certificate is a "qualified mortgage" within the meaning of Section 860(G)(a)(3) of the Code.

      (b) The Depositor hereby assigns to the Trustee for the benefit of the Certificateholders all of its rights, title and interest in respect of the Bill of Sale, including the Depositor's right to require the Underlying Certificate Seller to cure any material breach of a representation or warranty by the Underlying Certificate Seller with respect to each Deposited Underlying Certificate or repurchase such Deposited Underlying Certificate.

      (c) It is understood and agreed that the representations and warranties set forth in this Section 2.06 shall survive delivery of the Deposited Underlying Certificates to the Trustee and shall inure to the benefit of the Trustee for the benefit of the Certificateholders. Within 90 days of the earlier of the discovery by the Depositor of, or receipt by the Depositor of written notice from the Trustee or any Certificateholder, specifying in reasonable detail the existence of a breach of any representation or warranty of the Depositor set forth in Section 2.06(a), or of the Underlying Certificate Seller under the Bill of Sale, assigned to the Trustee pursuant to
Section 2.06(b) for the benefit of the Certificateholders, which materially and adversely affects the value of any Deposited Underlying Certificate or the interest of any Certificateholder therein, the Depositor shall at its option
(i) (A) in all material respects cure such breach or (B) purchase the affected Deposited Underlying Certificate from the Trust Fund or (ii) cause the Underlying Certificate Seller at its option (A) in all material respects to cure such breach or (B) to purchase the affected Deposited Underlying Certificate from the Trust Fund. The purchase of any Deposited Underlying Certificate from the Trust Fund pursuant to this Section 2.06(c) shall be effected at the Purchase Price of such Deposited Underlying Certificate determined as of the date of such repurchase. Such Purchase Price shall be deposited into the Distribution Account.

      It is understood and agreed that the provisions set forth in this
Section 2.06(c) shall constitute the sole remedies available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any breach of the representations and warranties of the Depositor contained in this Section 2.06(a) or the representations and warranties of the Seller contained in the either the Bill of Sale or Section 2.03.

                                 Article III

                       ADMINISTRATION OF THE TRUST FUND

      Section 3.01. Collection of Payments on the Deposited Underlying Certificates; Distribution Account. (a) The Trustee shall establish and maintain a trust account (the "Distribution Account") entitled "The Bank of New York, in trust for registered holders of CWMBS, Inc. Resecuritization Mortgage Trust, Series 2001-33R, Resecuritization Mortgage

Trust Certificates, Series 2001-33R Distribution Account", in which the Trustee shall, subject to the terms of this paragraph, deposit each distribution received by the Trustee with respect to the Deposited Underlying Certificates on the day of receipt and shall hold such amounts in trust for the benefit of the Certificateholders. The Trustee also shall deposit in the Distribution Account any amount of net losses required to be reimbursed by the Trustee resulting from investments of amounts on deposit in the Distribution Account, pursuant to Section 3.01(c) below. With respect to distributions on each Deposited Underlying Certificate for any Underlying Distribution Date, the Trustee may conclusively rely on the related Underlying Distribution Date Statements and the Trustee shall have no obligation to recompute, recalculate or verify any information in such Underlying Distribution Date Statements.

      (b) The Trustee may from time to time (in accordance with the terms herein) withdraw funds from the Distribution Account for the following purposes:

            (i) On each Distribution Date, to pay to the Trustee the Trustee's Fee and any other amounts reimbursable or payable to the Trustee hereunder pursuant to Sections 6.05, 6.11 and 6.13;

            (ii) to make distributions in the amounts and in the manner provided for in Section 3.02 and to make any payments required to be made under Section 5.03;

            (iii) to withdraw any amounts that were deposited into the Distribution Account in error; and

            (iv) to clear and terminate the Distribution Account upon the termination of this Agreement.

      (c) The Trustee shall invest the funds in the Distribution Account in Eligible Investments selected by it, which shall mature not later than the Business Day immediately preceding the next Distribution Date (or if the Trustee in its commercial capacity is the obligor of such Eligible Investments, such Eligible Investments shall mature not later than the next Distribution Date) and shall not be sold or disposed of prior to their respective maturities; provided, however, so long as The Bank of New York is acting as trustee hereunder, the Distribution Account shall be invested in the Eligible Investment described in subsection (x) of the definition of Eligible Investments. All such Eligible Investments shall be made in the name of the Trustee, or its nominee, in trust for the Holders of the Certificates. All income and gain received from any such investment shall be for the benefit of the Trustee; provided, that if such investments result in a net loss for any period, the Trustee shall deposit in the Distribution Account within two Business Days such amounts as are necessary to cover all such losses.

      (d) Upon a determination by the Trustee that the final distribution shall be made in respect of a Deposited Underlying Certificate, the Trustee shall take such steps as may be necessary in connection with the final payment thereon in accordance with the terms and conditions of the related Underlying Agreement. The Trustee shall promptly deposit in the Distribution Account the final distribution received upon presentment and surrender of the related Deposited Underlying Certificates.

      (e) In connection with any distribution due on the Deposited Underlying Certificates on any Distribution Date, if (i) the amount of any distribution varies from the amount due thereon pursuant to the terms of the related Underlying Agreement, (ii) the Trustee shall not have received a distribution by the close of business on such Distribution Date, or (iii) a Responsible Officer of the Trustee shall gain actual knowledge of any default under the related Underlying Agreement, the Trustee shall promptly notify the Depositor, the Underlying Certificate Seller and the affected Certificateholders, and shall, subject to the provisions of Article VI hereof, pursue such remedies as may be available to it as holder of the Deposited Underlying Certificates in accordance with the terms of the related Underlying Agreement, including the prosecution of any claims in connection therewith. The legal fees and expenses incurred by the Trustee in connection with any action taken by the Trustee to enforce payment of such distributions will be reimbursable to the Trustee out of the proceeds of any such action prior to such amounts being distributed to Certificateholders. In the event that the Trustee has reason to believe that the proceeds of any such legal action may be insufficient to reimburse it for its projected legal fees and expenses, the Trustee shall notify the Certificateholders that it is not obligated to pursue any such available remedies unless indemnity, reasonably satisfactory to the Trustee, for its reasonable legal fees and expenses is provided by Certificateholders. In the event any such reasonably satisfactory indemnity is provided to the Trustee, the Trustee shall take such action as the Trustee shall deem to be appropriate under the circumstances. To the extent that the Trustee shall not have received any such distribution by the close of business on such Distribution Date, such Delayed Underlying Distributions shall be distributed on the immediately succeeding Distribution Date in the manner set forth in Section 3.04(f).

      Section 3.02. Distributions.

      (a) On each Distribution Date, the Trustee shall withdraw from the Distribution Account the Available Interest Funds for each Class of Certificates for such Distribution Date. The Trustee shall apply the Available Interest Funds for each Class of Certificate to distributions of interest on such Certificates, in the following order of priority:

            (i) to each Class of Certificates, an amount equal to the related Class Optimal Interest Distribution Amount for such Distribution Date, any shortfall being allocated among such classes in proportion to the amount of the Class Optimal Interest Distribution Amount that would have been distributed in the absence of such shortfall; and

            (ii) the amount remaining (if any) to the Class A-R Certificates, as additional interest.

      (b) On each Distribution Date, the Trustee shall withdraw from the Distribution Account the Available Principal Funds for each Class of Certificates for such Distribution Date. The Trustee shall apply the Available Principal Funds for each Class of Certificates to distributions in respect of principal on such Certificates as follows:

            (i) with respect to Available Principal Funds related to the Class A-1 Certificates, to the Class A-1 Certificates until its Class Certificate Balance is reduced to zero;

            (ii) with respect to Available Principal Funds related to the Class A-2 Certificates, to the Class A-2 Certificates until its Class Certificate Balance is reduced to zero;

            (iii) with respect to the Available Principal Balance related to the Class A-3 Certificates, to the Class A-3 Certificates until its Class Certificate Balance is reduced to zero;

            (iv) with respect to the Available Principal Balance related to its Class A-4 Certificates, to the Class A-4 Certificates until its Class Certificate Balance is reduced to zero; and

            (v) the amount remaining (if any) after distributions in clauses
      (i) through (iv) to the Class A-R Certificates, as excess cash.

      (c) Reserved.

      (d) All distributions made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the outstanding Certificates in such Class based on their respective Percentage Interests. Payments in respect of each Class of Certificates on each Distribution Date will be made to the Holders of the respective Certificates of record on the related Record Date (except as otherwise provided in the last sentence of this Section 3.02(d) or in Article VII respecting the final distribution on such Class), and shall be made by wire transfer of immediately available funds to the account of any such Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Certificates having either a minimum initial aggregate Class Certificate Balance of $1,000,000 or holds 100% of a Class of Certificate or otherwise by check mailed by first class mail to the address of such Holder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

      (e) The rights of the Certificateholders to receive distributions in respect of the Certificates, and all interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. Neither the Holders nor the Trustee shall in any way be responsible or liable to the Holders of any other Certificates in respect of amounts properly previously distributed on the Certificates.

      (f) Notwithstanding anything to the contrary herein, if, on any Distribution Date, the Trustee is not in receipt of distributions on the Deposited Underlying Certificates for the related Underlying Distribution Date (any such late distributions, "Delayed Underlying Distributions"), then, to the extent such Delayed Underlying Distributions are received by the fourth Business Day following such Distribution Date, on the fifth Business Day following such Distribution Date the Trustee will distribute such Delayed Underlying Distributions to each holder of the Certificate entitled thereto on such Distribution Date. If Delayed Underlying Distributions are received after the fourth Business Day following a Distribution Date, such Delayed Underlying

Distributions will be distributed on the following Distribution Date to each holder of a Certificate entitled thereto on such original Distribution Date.

      Section 3.03. Statements to Certificateholders and the Depositor. Pursuant to Section 3.02(a), the Trustee shall prepare, and within five (5) Business Days of each such Distribution Date, forward by mail to the Depositor, each Holder of a Certificate, the Underlying Certificate Seller and any other purchaser with respect to the Certificates designated by the Depositor in writing, a statement as to the distributions on the Certificates made on such Distribution Date and Delayed Underlying Distributions applied with respect to such Distribution Date setting forth:

      (a) the amount of the distribution made on such Distribution Date to the Holder of each Certificate allocable to principal for such Distribution Date;

      (b) the amount of the distribution made on such Distribution Date to the Holder of each Certificate allocable to interest and the aggregate amount of Class Optimal Interest Distribution Amount for each Class;

      (c) the Class Certificate Balance of each such Class of Certificates, after giving effect to the distributions of principal and allocations of Realized Losses made on such Distribution Date;

      (d) Available Interest Funds and Available Principal Funds for each Class of Certificates for such Distribution Date and the amount (if any) by which Available Principal Funds for such Class of Certificates have been reduced on account of the payment of certain expenses, liabilities and taxes described in the definition thereof;

      (e) the amount of Underlying Net Interest Shortfalls for each Deposited Underlying Certificates and the amount of any interest shortfall with respect to each Class of Certificates.

      (f) (1) the aggregate Underlying Principal Balance for each of the Deposited Underlying Certificates as of the related Underlying Distribution Date immediately preceding such Distribution Date (after giving effect to the allocations and distributions made on such Underlying Distribution Date), (2) the aggregate amount of all distributions received in respect of each of the Deposited Underlying Certificates as of such the related Underlying Distribution Date immediately preceding such Distribution Date (after giving effect to the allocations and distributions made on such Underlying Distribution Date), with a breakout showing the portion of such distributions reflecting principal (both principal payments and principal prepayments) and the portion thereof reflecting other distributions, including interest, (3) the aggregate amount of losses on the Underlying Mortgage Loans allocated to the Deposited Underlying Certificates as of the related Underlying Distribution Date immediately preceding such Distribution Date (after giving effect to the allocations and distributions made on such Underlying Distribution Date), (4) with respect to each Series of Deposited Underlying Certificates, the number of Underlying Mortgage Loans outstanding as of the related Underlying Distribution Date immediately preceding such Distribution Date, (5) with respect to each Series of Deposited Underlying Certificates, the outstanding mortgage pool scheduled principal balance as of the related Underlying Distribution Date immediately preceding such Distribution Date, and
(6) with respect to each Series of Deposited Underlying Certificates, the number and aggregate principal balance of Underlying Mortgage Loans (A) delinquent 30 to 60 days, (B) delinquent 61 to 90 days, (C) delinquent 91 days or more, (D) in foreclosure and (E) real estate owned as of the related Underlying Distribution Date immediately preceding such Distribution Date;

      (g) the amounts of any Realized Losses including Excess Losses allocated to each of the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates and any related reductions in the Class Certificate Balances of the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates for such Distribution Date; and

      (h) any additional amount distributed to the Holders of the Class A-R Certificates on such Distribution Date.

      The Trustee shall upon written request include copies of the most current Underlying Distribution Date Statements with each statement delivered pursuant to this Section 3.03. The information furnished above shall, in addition to being forwarded by mail, be sent by facsimile to any Holder of any Certificates if it has notified the Trustee that it wishes to receive such information on each Distribution Date by facsimile. The Trustee shall also make the information furnished above available to Certificateholders via the Trustee's website at http://www.bnymbs.com.

      Within a reasonable period of time after the end of each calendar year, the Trustee shall, upon written request, furnish to each Person who at any time during the calendar year was a Holder of a Certificate a statement containing the information set forth in subclauses (a) and (b) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

      The Trustee shall, upon the reasonable written request of a Certificateholder, furnish to such Certificateholder during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, with respect to the Certificateholder, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided at the expense of the Certificateholder in accordance with such reasonable and explicit instructions and directions as the Certificateholder may provide. For purposes of this Section 3.03, the Trustee's duties are limited to the extent that the Trustee receives complete and timely reports as required from the trustee under each of the Underlying Agreements. The Trustee shall use best efforts to obtain any reports that are required to be provided to it pursuant to the Underlying Agreements. The Trustee may rely upon the Underlying Distribution Date Statements and any other reports or information received from the Underlying Trustees and shall have no obligation to verify, confirm or recalculate any information provided therein.

      Section 3.04. Allocation of Realized Losses.

      (a) On or prior to the beginning of the second Business Day prior to each Distribution Date, the Trustee shall determine the principal and interest portions of Allocated Underlying Realized Losses for such Distribution Date and for each Class of Certificate. The Trustee shall make such determination on the basis of amounts reported to the Underlying Trustee by the servicer or master servicer of the Deposited Underlying Certificates in the related Underlying Servicer's Certificate.

      (b) The Certificates of each Class will be allocated all Allocated Underlying Realized Losses allocated to the related Deposited Underlying Certificates with respect to any Distribution Date.

      (c) Any Allocated Underlying Realized Loss allocated to a Class of Certificates pursuant to Section 3.04(b) above shall be allocated among the Certificates of such Class in proportion to their respective Certificate Principal Balances.

      (d) Any allocation of the principal portion of Allocated Underlying Realized Losses to a Certificate pursuant to Section 3.04(b) above shall be accomplished by reducing the Certificate Principal Balance thereof immediately following the distributions made on the related Distribution Date in accordance with the definition of "Certificate Principal Balance". Any allocation of the interest portion of Allocated Underlying Realized Losses to a Certificate pursuant to Section 3.04(b) above shall be accomplished by reducing the interest distributions on the related Class of Certificates, based on the interest amounts otherwise distributable on such Class when calculated solely on the basis of the applicable Pass-Through Rate.

      Section 3.05. Notices to Trustee. Upon receipt of notice of the final distribution on any Deposited Underlying Certificates, the Trustee shall surrender such Deposited Underlying Certificates to the Underlying Trustee for such Deposited Underlying Certificates for payment of the final distribution thereon.

      Section 3.06. Access to Certain Documentation and Information. The Trustee shall provide the Certificateholders with access to a copy of each report, if any, received by it as holder of the Deposited Underlying Certificates under the Underlying Agreement. The Trustee shall also provide the Depositor and the Underlying Certificate Seller with reasonable access to any such report and to all written reports, documents and records required to be maintained by the Trustee in respect of its duties hereunder. Such access shall be afforded without charge but only upon reasonable request evidenced by written notice received by the Trustee two Business Days prior to the date of such proposed access and during normal business hours at offices designated by the Trustee. In the event that any Certificateholder, the Depositor or the Underlying Certificateholder shall request a copy of any report, document or record to which access shall be provided pursuant to this Section 3.06, the Trustee shall be entitled to receive from such requesting party reimbursement for the reasonable expense of copying such report, document or record.

      The Underlying Certificate Seller shall provide the Trustee with access to a copy of each Underlying Agreement received by it.

      Section 3.07. Principal Reserve Fund.

      (a) The Trustee shall establish and maintain, on behalf of the Certificateholders, a Principal Reserve Fund in the name of the Trustee. On the Closing Date, the Underlying Certificate Seller shall deposit into the Principal Reserve Fund $100.00. The Principal Reserve

Fund shall be treated as an "outside reserve fund" under applicable Treasury regulations and shall not be part of the REMIC. Any investment earnings on the Principal Reserve Fund shall be treated as owned by the Underlying Certificate Seller and will be taxable to the Underlying Certificate Seller.

      On the Business Day before the Distribution Date occurring in January 2002, the Trustee shall transfer from the Principal Reserve Fund to the Distribution Account the funds on deposit in the Principal Reserve Fund (net of any investment earnings on deposit in the Principal Reserve Fund, which shall be transferred to the Underlying Certificate Seller) and shall distribute such amount to the Certificates on the Distribution Date pursuant to Section 3.02. The Trustee shall then terminate the Principal Reserve Fund.


                                  Article IV

                               THE CERTIFICATES

      Section 4.01. The Certificates. The Certificates in the aggregate will represent the entire beneficial ownership interest in the Deposited Underlying Certificates and all other assets included in the Trust Fund.

     The Certificates will be substantially in the forms annexed hereto as Exhibits A-1 through A-5. The Certificates of each Class will be issuable in registered form only, in the minimum denominations specified in the Preliminary Statement and in integral multiples in excess thereof (except that one Certificate in each Class other than Class A-R may be issued in a different amount which must be in excess of the applicable minimum denomination and, in addition, one Class A-R Certificate representing the Tax Matters Person Certificate may be issued in a different amount). Each Certificate will share ratably in all rights of the related Class.

      Upon original issue, the Certificates shall be executed, authenticated and delivered by the Trustee to or upon the written order of the Depositor. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided herein executed by the Trustee by manual signature, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

      Section 4.02. Registration of and Limitations on Transfer and Exchange of Certificates. The Trustee shall cause to be kept a Certificate Register for the Certificates in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Depositor shall have the right to obtain a copy of the Certificate Register upon written request to the Trustee.

      (a) Reserved.

      (b) No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan or arrangement subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement, nor using the assets of any such plan or arrangement to effect such transfer, or (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement, or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee and addressed to the Trustee, which Opinion of Counsel shall not be an expense of either the Trustee or the Trust Fund, to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in a non-event under ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in this Agreement or to any liability. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

      To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 4.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

      (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit D.

            (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

            (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 4.02(d) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this
      Section 4.02(d), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 4.02(c) and this Section 4.02(d) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit and Transferor Certificate. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

            (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

      The restrictions on Transfers of a Residual Certificate set forth in this Section 4.02(d) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Underlying Certificate Seller or the Depositor, to the effect that the elimination of such restrictions will not cause the REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an

Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

      (d) The preparation and delivery of all certificates and opinions referred to above in this Section 4.02(e) in connection with transfer shall be at the expense of the parties to such transfers.

      (e) Except as provided below, the Certificates that are Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates that are Book-Entry Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository for all purposes of this Agreement (including the payment of principal and interest on the Book-Entry Certificates and for the giving of instructions or directions hereunder) as the sole holder of the Book-Entry Certificates and shall have no obligations to Depository Participants or the beneficial owners of the Book-Entry Certificates and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificateholders.

      For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Certificateholders evidencing a specified percentage of the aggregate unpaid principal amount of any Class of Book-Entry Certificates, such direction or consent may be given by Certificate Owners (acting through the Depository and the Depository Participants) owning Book-Entry Certificates evidencing the requisite percentage of principal amount of such Class of Certificates.

      (f) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificateholders it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

      If (x) the Depositor advises the Trustee that the Depository is no longer willing or able to discharge properly its responsibilities under the Depository Agreement with respect to such Certificates and the Depositor is unable to locate a qualified successor, (y) the Depositor, at its sole option, advises the Trustee that it elects to terminate the book-entry system with respect to such Certificates through the Depository or (z) after the occurrence and continuation of an Event of Default, Certificate Owners of such Book-Entry Certificates having not less than 51% of the Voting Rights evidenced by any Class of Book-Entry Certificates advise the Trustee and the

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

Depository in writing through the Depository Participants that the continuation of a book-entry system with respect to Certificates of such Class through the Depository (or its successor) is no longer in the best interests of the Certificate Owners of such Class, then the Trustee shall notify all Certificate Owners of such Certificates, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners of such Class requesting the same. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon surrender to the Trustee of any such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall authenticate and deliver such Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of such Definitive Certificates, the Trustee shall recognize the Holders of such Definitive Certificates as Certificateholders hereunder.

      (g) Subject to the preceding subsections, upon surrender for registration of transfer of any Certificate that is not a Book-Entry Certificate at the Corporate Trust Office of the Trustee, the Trustee shall execute, authenticate and deliver, in the name of the designated Transferee or Transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

      (h) At the option of the Holder thereof, any Definitive Certificate may be exchanged for other Certificates of the same Class with authorized denominations and a like aggregate Percentage Interest, upon surrender of such Certificate to be exchanged at the Corporate Trust Office of the Trustee maintained for such purpose pursuant to Section 6.14. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing.

      (i) No service charge to the Certificateholders shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      (j) All Certificates surrendered for transfer and exchange shall be canceled or destroyed by the Trustee in accordance with its customary procedures.

      Section 4.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (i) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of actual knowledge by the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like denomination and Percentage Interest. Upon the issuance of any new Certificate under this Section, the

Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      Section 4.04. Persons Deemed Owners. Subject to Section 4.02, prior to due presentation of a Definitive Certificate for registration of transfer, the Trustee and any agent of the Trustee may treat the Person in whose name any Certificate is registered as of the related Record Date as the owner of such Certificate for the purpose of receiving distributions pursuant to Section
3.02 and at any other time for all other purposes whatsoever, and neither the Trustee nor any agent of the Trustee shall be affected by notice to the contrary.

      Section 4.05. Access to List of Certificateholders' Names and Addresses. If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

      Section 4.06. Maintenance of Office or Agency. The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City or the city in which the Corporate Trust Office of the Trustee is located, where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its Corporate Trust Office for such purposes. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

                                   Article V

                                 THE DEPOSITOR

      Section 5.01. Liability of the Depositor. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Depositor.

      Section 5.02. Merger or Consolidation of the Depositor. Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its creation. The Depositor will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or the Certificates and to perform its duties under this Agreement.

      The Depositor may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor shall be a party, or any Person succeeding to the business of the Depositor, shall be the successor of the Depositor hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      Section 5.03. Limitation on Liability of the Depositor and Others. None of the Depositor or any of the directors, officers, employees or agents of the Depositor shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such person against any breach of warranties, representations or covenants made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor and any director, officer, employee or agent of the Depositor shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement), other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom (except any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder) shall be expenses, costs and liabilities of the Trust Fund, and the Depositor shall be entitled to be reimbursed therefor from the Distribution Account.

                                  Article VI

                                  THE TRUSTEE

      Section 6.01. Duties of Trustee. The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

      The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement (but, except with respect to such documents or instruments prepared by The Bank of New York in any capacity, need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein). If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to the Certificateholders.

      No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

            (i) The duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee that conform to the requirements of this Agreement;

            (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (iii) Except as provided in clause (v) of this Section 6.01, the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

            (iv) Except to the extent expressly provided herein, no provision in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it; and

            (v) Except with respect to the collection of payments on the Deposited Underlying Certificates as provided in Section 3.01, in exercising any right or power solely as holder of the Deposited Underlying Certificates (other than any right or power specifically conferred upon the Trustee under this Agreement), the Trustee shall, subject to Sections 8.01 and 8.07 hereof, request the direction of the Certificateholders and shall be fully protected in acting in good faith in accordance with the written directions of a majority of the Certificateholders of each affected Class.

      Section 6.02. Certain Matters Affecting the Trustee.

      (a) Except as otherwise provided in Section 6.01:

            (i) The Trustee may request and rely conclusively upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby;

            (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by such Certificateholders, the Trustee may require reasonable indemnity against such expense, or liability from such Certificateholders as a condition to taking any such action;

            (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys or a custodian and the Trustee shall not be responsible for any negligence or misconduct on the part of any agent, attorney or custodian appointed with due care by it hereunder; provided, however, no such agent, attorney or custodian, shall be appointed by the Trustee hereunder without the prior written consent of the Depositor, such consent not to be unreasonably withheld;

            (vii) The Trustee may act as trustee under agreements for the benefit of holders of the Deposited Underlying Certificates; and

            (viii) The Trustee shall not be deemed to have notice of any default, event of default or any breach by the Depositor of any representation, warranty or covenant, unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default, event of default or breach is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Certificates and this Agreement.

      (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

      Section 6.03. Trustee Not Liable for Certificates or Deposited Underlying Certificates. The recitals contained herein and in the Certificates (other than the signature of the Trustee, the authentication of the Trustee on the Certificates, the acknowledgments of the Trustee contained in Article II and the representations and warranties of the Trustee in Section 6.20) shall be taken as the statements of the Depositor or the Underlying Certificate Seller, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement (other than as specifically set forth in Section 6.20) or of the Certificates (other than the signature of the Trustee and authentication of the Trustee on the Certificates). The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds, other than any funds held by or on behalf of the Trustee in accordance with Section 3.01.

      The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Deposited Underlying Certificates or with respect to the sufficiency of the Trust Fund or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation, the compliance by the Depositor with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation, any investment of monies by or at the direction of the Depositor or any loss resulting therefrom or the acts or omissions of the Depositor. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or otherwise to perfect or maintain the perfection of any security interest or lien granted to it hereunder.

      Section 6.04. Trustee May Own Certificates. The Trustee in its individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

      Section 6.05. Trustee's Fees and Expenses. (a) As compensation to the Trustee for its obligations under this Agreement, the Trustee shall be entitled to the earnings on or the investment income with respect to the funds in or credited to the Distribution Account, net of any losses realized from the Eligible Investments, which shall be paid in accordance with Section 3.01(b)(i) (such amount, the "Trustee's Fee").

      (b) The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified (to the extent the Trustee has not been indemnified under any Underlying Agreement) by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with or relating to this Agreement or the Certificates, or the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's duties under this Agreement. Such indemnities shall survive the termination or discharge of this Agreement and the resignation or removal of the Trustee.

      Section 6.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation or an association and organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.07.

      Section 6.07. Resignation and Removal of the Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor and to all Certificateholders. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 6.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor, may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders by the Depositor.

      The Holders of Certificates entitled to at least 66-2/3% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed, one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders by the Depositor.

      Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 6.08.

      Section 6.08. Successor Trustee. Any successor trustee appointed as provided in Section 6.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall transfer and deliver to the successor trustee, on behalf of the Certificateholders, the Deposited Underlying Certificates and related documents and statements held by it, as well as all moneys held by it hereunder, and the Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

      No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 6.06 and the appointment of such successor trustee shall not result in a downgrading of any Class of Certificates by the Rating Agencies, as evidenced by a letter from each Rating Agency.

      Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

      Section 6.09. Merger or Consolidation of Trustee. Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or association shall be eligible under the provisions of Section 6.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      Section 6.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity for the benefit of the Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this
Section 6.10, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
6.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 6.08 hereof.

      In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 6.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held liable by reason of any act or omission of any other trustee hereunder. The Depositor and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

      Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

      Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      Section 6.11. Returns. The Trustee, on behalf of the Trust, shall prepare, and the Trustee shall execute, returns for each taxable year (the "REMIC Returns") for the Trust REMIC created hereunder as may be required under the REMIC Provisions. The Trustee, on behalf of the Trust, shall also prepare, and the Trustee shall execute, any returns as may be required under any other applicable federal and state laws. Any reasonable fees and expenses incurred in connection with filing such returns shall be reimbursable to the Trustee pursuant to Section 6.05(b) herein. The Trustee shall maintain such information and records, including but not limited to the income, expenses, Deposited Underlying Certificates, other assets and liabilities of the Trust Fund, and the adjusted basis of the Trust Fund property determined at such intervals as may be required by the Code, as may be necessary and appropriate to enable the preparation of any such returns, and shall take any and all actions necessary to ensure that any such returns are prepared and filed as required by this
Section 6.11 and applicable law. The fiscal year of the REMIC hereunder shall be the calendar year and the books of the Trust REMIC hereunder shall be maintained on the accrual method of accounting. The Trustee shall also prepare, execute and forward to the Certificateholders all information reports or tax returns required with respect to the Trust REMIC hereunder (including information relating to interest, original issue discount and market discount) as and when required to be provided to the Certificateholders, and to the Internal Revenue Service and other governmental authorities in accordance with the REMIC Provisions and any other applicable federal, state or local laws.

      Section 6.12. Election of REMIC Status.

      It is intended that the assets with respect to which the REMIC election is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of such REMIC and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and with the appropriate authorities under Applicable State and Local Tax Law income tax or information returns for each taxable year with respect to such REMIC, containing such information and at the times and in the manner as may be required by the Code or under Applicable State and Local Tax Law and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code; (c) make or cause to be made elections that such assets be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law); (d) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the applicable prepayment assumption; (e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Non-Permitted Transferee, or a pass-through entity in which a Non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);
(f) to the extent that they are under its control conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status as a REMIC under the REMIC Provisions; (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status; (h) pay, from the sources specified in the last paragraph of this Section 6.12, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on such REMIC prior to its termination when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; (j) maintain records relating to such REMIC, including but not limited to the income, expenses, assets and liabilities thereof and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, represent such REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of such REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of such REMIC, and otherwise act on behalf of such REMIC in relation to any tax matter or controversy involving it.

      In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee within ten (10) days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor, any such additional information or data that the Trustee may, from time to time, reasonably request in order to enable the Trustee to perform its duties as set forth herein. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

      The Trustee shall treat the Principal Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h) that is owned by the Underlying Certificate Seller, and that is not an asset of the REMIC.

      Section 6.13. Periodic Filings. Pursuant to written instructions from the Depositor, the Trustee shall prepare, execute and file all periodic reports required under the Securities Exchange Act of 1934 in conformity with the terms of the relief granted to the Depositor in CWMBS, Inc. (February 3, 1994), a copy of which has been supplied to the Trustee by the Depositor. In connection with the preparation and filing of such periodic reports, the Depositor shall timely provide to the Trustee all material information available to them which is required to be included in such reports and not known to them to be in the possession of the Trustee and such other information as the Trustee reasonably may request from either of them and otherwise reasonably shall cooperate with the Trustee. The Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Trustee's inability or failure to obtain any information not resulting from its own negligence or willful misconduct.

The Trustee shall have no responsibility to file any items other than those specified in this Section 6.13.

      Section 6.14. Appointment of Office or Agency. The Corporate Trust Office of the Trustee shall be the office where the Certificates may be surrendered for registration of transfer or exchange, and presented for final distribution, and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served.

      Section 6.15. Limitation of Liability. The Certificates are executed and authenticated by the Trustee, not in its individual capacity but solely as Trustee of the Trust Fund created by this Agreement, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust Fund.

      Section 6.16. Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

      Section 6.17. Suits for Enforcement. In case of a default by the Depositor hereunder that shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

      Section 6.18. Waiver of Bond Requirements. The Trustee shall be relieved of, and each Certificateholder hereby waives to the extent permitted by law, any requirement of any jurisdiction in which the Trust Fund, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

      Section 6.19. Waiver of Inventory, Accounting and Appraisal Requirements. The Trustee shall be relieved of, and each Certificateholder hereby waives, to extent permitted by law, any requirement of any jurisdiction in which the Trust Fund, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust Fund with any court, agency or body at any time or in any manner whatsoever.

      Section 6.20. Representations and Warranties of the Trustee. The Trustee hereby represents and warrants to the Depositor, as of the Closing Date, that:

            (i) The Trustee is a New York banking corporation validly existing and in good standing under the laws of the State of New York.

            (ii) The execution and delivery of this Agreement by the Trustee, and the performance and compliance with the terms of this Agreement by the Trustee, will not violate the Trustee's charter or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the material breach of, any agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iii) The Trustee has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Depositor, constitutes a valid, legal and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally (or against depository institutions), and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Trustee is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Trustee's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

            (vi) No litigation is pending or, to the best of the Trustee's actual knowledge, threatened against the Trustee which would prohibit the Trustee from entering into this Agreement or, in the Trustee's good faith reasonable judgment, is likely to materially and adversely affect either the ability of the Trustee to perform its obligations under this Agreement or the financial condition of the Trustee.

            (vii) The Trustee will acquire its interest in the Deposited Underlying Certificates in good faith and without actual notice or knowledge of any "adverse claim" (as defined in Sections 8-102(a)(1) and 8-105 of the Uniform Commercial Code).

      Section 6.21. Compliance with Withholding Requirements. Notwithstanding any other provisions of this Agreement, the Trustee shall comply with all federal withholding requirements with respect to distributions to Certificateholders. The consent of Certificateholders shall not be required for any such withholding, except that no withholding shall be made to the extent that a Certificateholder presents to the Trustee a form evidencing entitlement to elimination or reduction of such withholding. In the event the Trustee withholds any amount from any

Certificateholder pursuant to federal withholdings requirements, the Trustee shall indicate to such Certificateholder the amount so withheld.

                                  Article VII

                                  TERMINATION

      Section 7.01. Termination.

      (a) Subject to Section 7.02, the respective obligations and responsibilities of the Depositor and the Trustee created hereby with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as hereinafter set forth) shall terminate upon payment to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them hereunder following the later of (i) a termination of all of the Underlying Trusts, (ii) the receipt of the final distribution to be made on the Deposited Underlying Certificates in accordance with the terms and conditions of the Underlying Agreement and
(iii) the final distribution to Certificateholders of all amounts required to be distributed pursuant to Article III; provided, however, that in no event shall the trust created hereby continue beyond the earlier of: (i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date hereof and (ii) the Latest Possible Maturity Date.

      (b) Notice of any termination specifying the Final Payment Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution (such distribution to be made in accordance with Section 3.02 hereof) and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the first day and not later than the 26th day of the month preceding the month of such final distribution specifying (A) the Distribution Date upon which the final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office of the Trustee therein designated, (B) the amount of any such final distribution and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified; provided, however, that the failure to give such notice will not entitle any Certificateholder to receive any interest in excess of such Certificateholder's Percentage Interest of the allocation of such Class's Class Optimal Interest Distribution Amount for such Final Payment Date. Upon presentation and surrender of a Certificate, the Trustee shall cause to be distributed to the Holder thereof such Holder's final distribution.

      On such Final Payment Date, any amount remaining on deposit in the Distribution Account after payment to the Trustee of any amounts to which it is entitled hereunder will be distributed to the Holders of the Class A-R Certificates.

      Section 7.02. Failure of Certificateholders to Surrender Certificates. In the event that any of the Certificateholders shall not surrender their Certificates for cancellation within six months after the Final Payment Date, the Trustee shall give a written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. In the event that any affected Holder shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after such second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to the Trust Fund. If within two years after such second notice any Certificates shall not have been surrendered for cancellation, the Class A-R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

      Section 7.03. Additional Termination Requirements.

      (a) Reserved.

      (b) The Trustee as agent for the REMIC hereunder hereby agrees to adopt and sign a plan of complete liquidation upon the written request of the Depositor, and the receipt of the Opinion of Counsel referred to in Section 7.03(a)(1) and to take such other action in connection therewith as may be reasonably requested by the Depositor.

      (c) By their acceptance of the Certificates, the Holders thereof hereby authorize the Depositor to prepare and the Trustee to adopt and sign a plan of complete liquidation.

      Notwithstanding Section 7.01 hereof, if on any date a Holder holds all of the Certificates then outstanding, such Holder on any Distribution Date thereafter may purchase all of the Deposited Underlying Certificates and other assets remaining in the Trust Fund and the Trust Fund shall be terminated in its entirety, if the following additional requirements, which are intended to meet the definition of a "qualified liquidation" in Section 860F(a)(4) of the Code, are met:

      (d) Trustee shall specify the first day in the 90-day liquidation period in a statement attached to the REMIC's final Tax Return, pursuant to Treasury regulation Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder;

      (e) During such 90-day liquidation period and at or prior to the time of the making of the final payment on the Certificates, the Trustee shall sell all of the assets of the REMIC to the Depositor, for cash; and

      (f) Immediately following the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Holders of the Class A-R Certificates all cash on hand (other than cash retained to meet claims), in the Trust Fund.

      Notwithstanding the foregoing, the REMIC can only be liquidated upon the presentation to the Trustee of all Certificates. For the purposes of this
Section 7.03, the Class A-R Certificates shall remain outstanding until the "qualified liquidation" of the REMIC.

                                 Article VIII

                           MISCELLANEOUS PROVISIONS

      Section 8.01. Amendment. This Agreement may be amended from time to time by the Depositor and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to correct, modify or supplement any provisions herein (including, without limitations, to give effect to expectations of investors), (iii) to add to the duties of the Depositor, or (iv) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder; provided further that any such action shall be deemed not to adversely affect in any material respect the interests of the Certificateholders and no such Opinion of Counsel shall be required if the Person requesting such amendment obtains a letter from each Rating Agency stating that such amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates, it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. The Trustee and the Depositor also may at any time and from time to time amend this Agreement without consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of the REMIC hereunder as a REMIC under the Code, (ii) avoid or minimize the risk of the imposition of any tax on the REMIC hereunder pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code, provided that the Trustee has been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, (i) maintain such qualification,
(ii) avoid or minimize the risk of imposition of such a tax or (iii) comply with any such requirements of the Code.

      This Agreement may also be amended from time to time by the Depositor and the Trustee and Holders of Certificates entitled to at least 66-2/3% of the Percentage Interests of each Class affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of or application of, payments received on the Deposited Underlying Certificates which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in the immediately preceding clause (i), without the consent of the Holders of Certificates of such Class evidencing at least 66-2/3% of the Percentage Interests of each such Class, or (iii) modify the consents required by the immediately preceding clauses (i) and (ii) without the consent of the Holders of all Certificates then outstanding.

      Any amendment made pursuant to either of the preceding two paragraphs that materially and adversely affects the rights of the Underlying Certificate Seller shall not be made without the prior written consent of the Underlying Certificate Seller.

      Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, at the expense of the party seeking such amendment, to the effect that such amendment will not result in the imposition of any tax on the Trust Fund and that such amendment is permitted or authorized by this agreement.

      Promptly after the execution of any such amendment the Trustee shall furnish a copy of such amendment to each Rating Agency and, if such amendment was with the consent of Holders, to each Certificateholder.

      It shall not be necessary for the consent of Certificateholders under this Section 8.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

      The cost of any Opinion of Counsel to be delivered pursuant to this
Section 8.01 shall be borne by the Person seeking the related amendment, but in no event shall such Opinion of Counsel be an expense of the Trustee.

      The Trustee may, but shall not be obligated to, enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

      Section 8.02. Action Under and Conflicts With the Underlying Agreement. Subject to the terms hereof, in the event that there shall be any matters arising under an Underlying Agreement which require the vote or direction of the holders of the related Deposited Underlying Certificate, the Trustee, as holder of such Deposited Underlying Certificate, shall vote the Deposited Underlying Certificate in accordance with instructions received from Holders of a Majority in Interest of the related Class of Certificates. In the absence of receipt by the Trustee of consistent instructions from the Holders of a Majority in Interest of the related Class of Certificates, the Trustee shall not vote; provided, however, that notwithstanding the absence of such instructions, in the event a required distribution pursuant to an Underlying Agreement shall not have been made, the Trustee shall, subject to the provisions of Article V hereof, pursue such remedies as may be available to it as a holder of the related Deposited Underlying Certificate in accordance with the terms of the applicable Underlying Agreement.

      Section 8.03. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

      No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

      No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless the Holders of Certificates entitled to at least 25% of the Voting Rights of each Class of Certificates also shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      Section 8.04. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in the State of New York, and the obligations, rights and remedies of the parties hereto and the Certificateholders shall be determined in accordance with such laws.

      Section 8.05. Notices. All directions, demands, reports and notices hereunder shall be in writing and shall be deemed to have been duly given when received if sent by facsimile transmission or if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service or delivered in any other manner specified herein, to (a) in the case of the Depositor, CWMBS, Inc., 4500 Park Granada, Calabasas, California 91302,
Attention: David A. Spector, or such other address as may hereafter be furnished to the Trustee in writing by the Depositor; (b) in the case of the Underlying Certificate Seller, Countrywide Home Loans, Inc., 4500 Park Granada, Calabasas, California 91302, (c) in the case of the Trustee, The Bank of New York, 5 Penn Plaza, 16th Floor, New York, New York 10001, Attention:
Corporate Trust - CWMBS, Inc. Resecuritization Mortgage Trust, Series 2001-33R, Resecuritization Mortgage Trust Certificates, Series 2001-33R; or such other address as may hereafter be furnished to the Depositor in writing by the Trustee. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed to a Holder within the time prescribed in this Agreement shall be conclusively presumed to have been duly given whether or not the Certificateholder receives such notice. A copy of any notice telecopied hereunder shall be mailed to the appropriate party in the manner set forth above.

      Section 8.06. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

      Section 8.07. Notice to Rating Agencies. Without limiting any other provision hereunder requiring notice to or a response from the Rating Agencies, following the delivery of rating letters with respect to the Trust Certificates, the Trustee shall use its best efforts promptly to provide notice to the Rating Agencies (with a copy to Countrywide Securities Corporation) with respect to each of the following of which it has actual knowledge:

      1. Any material change or amendment to this Agreement;

      2. The occurrence of any default that has not been cured or waived;

      3. The resignation or termination of the Trustee;

      4. The final payment to the Holders of any Class of Certificates; and

      5. Any change in the location of the Distribution Account.

      The Trustee shall promptly furnish to the Rating Agency and Countrywide Securities Corporation copies of each report to Certificateholders described in Section 3.03.

      Any such notice pursuant to this Section 8.07 shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service to (i) Fitch, Inc., One State Street Plaza, New York, New York 10004, or such other addresses as Fitch may designate in writing to the parties hereto, (ii) Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007 and (iii) Countrywide Securities Corporation, Attention: Michael W. Schloessmann, 4500 Park Granada, MS #CH-20, Calabasas, California 91302.

      Section 8.08. Action Under and Conflicts With Underlying Agreements. Subject to the terms hereof, in the event that there shall be any matters arising under any of the Underlying Agreements which require the vote or direction of the holders of the Deposited Underlying Certificates, the Trustee, as holder of the Deposited Underlying Certificates, shall vote the Deposited Underlying Certificates in accordance with instructions received from Holders representing 66-2/3% of the Percentage Interests of each Class of Certificates, other than the Class A-R Certificates, affected thereby. In the absence of any such instructions, the Trustee shall not vote; provided, however, that, notwithstanding the absence of such instructions, in the event a required distribution pursuant to an Underlying Agreement shall not have been made, the Trustee shall, subject to the provisions of Article VI hereof, pursue such remedies as may be available to it as holder of such Deposited Underlying Certificates in accordance with the terms of the related Underlying Agreement.

      Section 8.09. Article and Section References. All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

      Section 8.10. Execution in Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each party and delivered to the other party

      IN WITNESS WHEREOF, the Depositor and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                            CWMBS, INC.,
                            as Depositor


                            By: /s/ Celia Coulter
                                --------------------------
                                Name:  Celia Coulter
                                Title: Vice President


                            COUNTRYWIDE HOME LOANS, INC.
                            as Underlying Certificate Seller


                            By: /s/ Celia Coulter
                                ---------------------------
                                Name:  Celia Coulter
                                Title: Senior Vice President


                            THE BANK OF NEW YORK,
                            as Trustee


                            By: /s/ Courtney Bartholomew
                                ---------------------------
                                Name: Courtney Bartholomew
                                Title: Vice President

STATE OF ________________     )
                              )ss.:
COUNTY OF _______________     )




      On the __ day of December, 2001 before me, a notary public in and for said State, personally appeared _____________________, known to me to be an ______________________ of CWMBS, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                           __________________________
                                                Notary Public


[Notarial Seal]

STATE OF ________________     )
                              )ss.:
COUNTY OF _______________     )




      On the __ day of December, 2001 before me, a notary public in and for said State, personally appeared _____________________, known to me to be an ______________________ of Countrywide Home Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                          _________________________
                                                Notary Public


[Notarial Seal]

STATE OF ________________     )
                              )ss.:
COUNTY OF _______________     )




      On the __ day of December, 2001 before me, a notary public in and for said State, personally appeared ________________________________________, known to me to be a _________________________ of The Bank of New York one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such association executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                         ____________________________
                                                Notary Public


[Notarial Seal]

                                  EXHIBIT A-1


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.:                    1

Cut-off Date:                       December 26, 2001, after giving effect to
                                    distributions made on such Underlying
                                    Distribution Date for the Underlying Trust
                                    Funds

First Distribution Date:            January 28, 2002

Closing Date Principal
Balance evidenced
by this Certificate
("Denomination"):                   $44,040,000

Closing Date Principal
Balances evidenced
by all Class A-1
Certificates:                       $44,040,000

CUSIP:                              12669C NY 2

Interest Rate:                      6.75%

Maturity Date:                      December 28, 2024

                                  CWMBS, INC.
                 RESECURITIZATION MORTGAGE TRUST CERTIFICATES,
                               SERIES 2001-33R,
                                   Class A-1

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of the Deposited Underlying Certificates, such Trust Fund formed and the Deposited Underlying Certificates deposited by

                                  CWMBS, INC.


            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY CWMBS, INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE DEPOSITED UNDERLYING CERTIFICATES ARE GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

            This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Class A-1 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-1 Certificates in the Trust Fund consisting primarily of the Deposited Underlying Certificates and deposited by CWMBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Trust Agreement dated as of December 28, 2001 (the "Trust Agreement") among the Depositor, Countrywide Home Loans, Inc., as underlying certificate seller (the "Underlying Certificate Seller") and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Distributions in reduction of the Certificate Principal Balance of this Certificate may be made monthly as set forth herein. Accordingly, the outstanding Certificate Principal Balance hereof at any time may be less than the amount shown above as the denomination of this Certificate.

            Pursuant to the terms of the Trust Agreement, a distribution of interest and principal received on the related Deposited Underlying Certificates will be the 28th day of each calendar month (or, if such day is not a Business Day, the next succeeding Business Day); provided, that if the Underlying Distribution Date falls on the 28th day of the calendar month, the distribution date for that calendar month shall be the next succeeding Business Day following such Underlying Distribution Date of each calendar month (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-1 Certificates on such Distribution Date pursuant to Section

3.02 of the Trust Agreement. The Record Date applicable to the first Distribution Date is the Closing Date and as to each succeeding Distribution Date is the last Business Day of the month preceding the month of such Distribution Date.

            Distributions to any Certificateholder on any Distribution Date shall be made either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee in writing at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) 100% of the Class Certificate Balance of any Class of Certificates or (B) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register. Except as otherwise provided in the Trust Agreement, the final distribution on this Certificate will be made in the applicable manner described above, but only upon presentment and surrender of this Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                                   * * * * *

            This Class A-1 Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December 28, 2001

                                          THE BANK OF NEW YORK,
                                          not in its individual
                                          capacity but solely as
                                          Trustee
                                          By ___________________________

Countersigned:



By    ___________________________
      Authorized Officer of
      THE BANK OF NEW YORK,
      not in its individual
      capacity but solely
      as Trustee

                                  CWMBS, INC.
                 RESECURITIZATION MORTGAGE TRUST CERTIFICATES,
                                SERIES 2001-33R

            This Certificate is one of a duly authorized issue of Certificates designated as CWMBS, Inc. Resecuritization Mortgage Trust Certificates, Series 2001-33R, issued in five Classes (Class A-1, Class A-2, Class A-3, Class A-4 and Class A-R, herein collectively called the "Certificates"), and representing a beneficial ownership interest in (i) the Deposited Underlying Certificates, (ii) the distributions thereon after December 26, 2001, and
(iii) the Distribution Account and such assets that are deposited therein from time to time, together with any and all income, proceeds and payments with respect thereto.

            The Certificates are limited in right of payment to certain distributions in respect of the related Deposited Underlying Certificates, all as more specifically set forth in the Trust Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

            This Certificate does not purport to summarize the Trust Agreement and reference is made to the Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the Transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, the Transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York (or such other location designated by the Trustee, provided that the Trustee shall have provided the Certificateholders with prompt written notice of any such change in location), accompanied by a written instrument of transfer in form satisfactory to the Trustee executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

                                    A-1-1

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by any notice to the contrary.

            The obligations and responsibilities created by the Trust Agreement and the Trust Fund created thereby shall terminate as provided in
Article VII of the Trust Agreement.


                                    A-1-2

                                  ASSIGNMENT
                                  ----------


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) the Percentage Interest evidenced by the within Pass-Through Certificate and hereby authorizes the transfer of registration of such Interest to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________


Dated:
                                    __________________________________________
                                    Signature by or on behalf of assignor






                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
______________________________________________________________________________
_______________________________________________________________, _____________
for the account of ___________________________________________________________
account number _______________, or, if mailed by check, to____________________
Applicable statements should be mailed to____________________________________.
      This information is provided by _______________________________________, the assignee named above, or ________________________________________________, as its agent.


                                    A-1-3

STATE OF          )
                  )ss.:
COUNTY OF         )

            On the __th day of _________, 20__ before me, a notary public in and for said State, personally appeared ______________ __________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.



                                        _____________________________________
                                                      Notary Public


[Notarial Seal]


                                    A-1-4

                                  EXHIBIT A-2


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.:                    1

Cut-off Date:                       December 26, 2001, after giving effect to
                                    distributions made on such Underlying
                                    Distribution Date for the Underlying Trust
                                    Funds

First Distribution Date:            January 28, 2002

Closing Date Principal
Balance evidenced
by this Certificate
("Denomination"):                   $8,665,268

Closing Date Principal
Balances evidenced
by all Class A-2
Certificates:                       $8,665,268

CUSIP:                              12669C NZ 9

Interest Rate:                      6.50%

Maturity Date:                      November 28, 2023


                                    A-1-1

                                  CWMBS, INC.
                 RESECURITIZATION MORTGAGE TRUST CERTIFICATES,
                               SERIES 2001-33R,
                                   Class A-2

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of the Deposited Underlying Certificates, such Trust Fund formed and the Deposited Underlying Certificates deposited by

                                  CWMBS, INC.


            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY CWMBS, INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE DEPOSITED UNDERLYING CERTIFICATES ARE GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

            This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Class A-2 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-2 Certificates in the Trust Fund consisting primarily of the Deposited Underlying Certificates and deposited by CWMBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Trust Agreement dated as of December 28, 2001 (the "Trust Agreement") among the Depositor, Countrywide Home Loans, Inc., as underlying certificate seller (the "Underlying Certificate Seller") and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Distributions in reduction of the Certificate Principal Balance of this Certificate may be made monthly as set forth herein. Accordingly, the outstanding Certificate Principal Balance hereof at any time may be less than the amount shown above as the denomination of this Certificate.

            Pursuant to the terms of the Trust Agreement, a distribution of interest and principal received on the related Deposited Underlying Certificates will be the 28th day of each calendar month (or, if such day is not a Business Day, the next succeeding Business Day); provided, that if the Underlying Distribution Date falls on the 28th day of the calendar month, the distribution date for that calendar month shall be the next succeeding Business Day following such Underlying Distribution Date of each calendar month (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-2 Certificates on such Distribution Date pursuant to Section

                                    A-1-2

3.02 of the Trust Agreement. The Record Date applicable to the first Distribution Date is the Closing Date and as to each succeeding Distribution Date is the last Business Day of the month preceding the month of such Distribution Date.

            Distributions to any Certificateholder on any Distribution Date shall be made either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee in writing at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) 100% of the Class Certificate Balance of any Class of Certificates or (B) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register. Except as otherwise provided in the Trust Agreement, the final distribution on this Certificate will be made in the applicable manner described above, but only upon presentment and surrender of this Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                                   * * * * *


                                    A-1-3

            This Class A-2 Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December 28, 2001

                                          THE BANK OF NEW YORK,
                                          not in its individual
                                          capacity but solely as
                                          Trustee
                                          By ___________________________

Countersigned:



By    ___________________________
      Authorized Officer of
      THE BANK OF NEW YORK,
      not in its individual
      capacity but solely
      as Trustee

                                    A-1-4

                                  CWMBS, INC.
                 RESECURITIZATION MORTGAGE TRUST CERTIFICATES,
                                SERIES 2001-33R

            This Certificate is one of a duly authorized issue of Certificates designated as CWMBS, Inc. Resecuritization Mortgage Trust Certificates, Series 2001-33R, issued in five Classes (Class A-1, Class A-2, Class A-3, Class A-4 and Class A-R, herein collectively called the "Certificates"), and representing a beneficial ownership interest in (i) the Deposited Underlying Certificates, (ii) the distributions thereon after December 26, 2001, and
(iii) the Distribution Account and such assets that are deposited therein from time to time, together with any and all income, proceeds and payments with respect thereto.

            The Certificates are limited in right of payment to certain distributions in respect of the related Deposited Underlying Certificates, all as more specifically set forth in the Trust Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

            This Certificate does not purport to summarize the Trust Agreement and reference is made to the Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the Transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, the Transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York (or such other location designated by the Trustee, provided that the Trustee shall have provided the Certificateholders with prompt written notice of any such change in location), accompanied by a written instrument of transfer in form satisfactory to the Trustee executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

                                    A-2-1

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by any notice to the contrary.

            The obligations and responsibilities created by the Trust Agreement and the Trust Fund created thereby shall terminate as provided in
Article VII of the Trust Agreement.

                                    A-2-2

                                  ASSIGNMENT


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) the Percentage Interest evidenced by the within Pass-Through Certificate and hereby authorizes the transfer of registration of such Interest to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________


Dated:
                                    __________________________________________
                                    Signature by or on behalf of assignor






                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
______________________________________________________________________________
_______________________________________________________________, _____________
for the account of ___________________________________________________________
account number _______________, or, if mailed by check, to____________________
Applicable statements should be mailed to_____________________________________
      This information is provided by _______________________________________, the assignee named above, or ________________________________________________, as its agent.

                                    A-2-3

STATE OF          )
                  )ss.:
COUNTY OF         )

            On the __th day of _________, 20__ before me, a notary public in and for said State, personally appeared ______________ __________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.



                                             __________________________________
                                                         Notary Public


[Notarial Seal]


                                    A-2-4

                                  EXHIBIT A-3


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.:                    1

Cut-off Date:                       December 26, 2001, after giving effect to
                                    distributions made on such Underlying
                                    Distribution Date for the Underlying Trust
                                    Funds

First Distribution Date:            January 28, 2002

Closing Date Principal
Balance evidenced
by this Certificate
("Denomination"):                   $51,621,416

Closing Date Principal
Balances evidenced
by all Class A-3
Certificates:                       $51,621,416

CUSIP:                              12669C PA 2

Interest Rate:                      6.50%

Maturity Date:                      November 28, 2023

                                  CWMBS, INC.
                 RESECURITIZATION MORTGAGE TRUST CERTIFICATES,
                               SERIES 2001-33R,
                                   Class A-3

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of the Deposited Underlying Certificates, such Trust Fund formed and the Deposited Underlying Certificates deposited by

                                  CWMBS, INC.


            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY CWMBS, INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE DEPOSITED UNDERLYING CERTIFICATES ARE GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

            This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Class A-3 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-3 Certificates in the Trust Fund consisting primarily of the Deposited Underlying Certificates and deposited by CWMBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Trust Agreement dated as of December 28, 2001 (the "Trust Agreement") among the Depositor, Countrywide Home Loans, Inc., as underlying certificate seller (the "Underlying Certificate Seller") and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Distributions in reduction of the Certificate Principal Balance of this Certificate may be made monthly as set forth herein. Accordingly, the outstanding Certificate Principal Balance hereof at any time may be less than the amount shown above as the denomination of this Certificate.

            Pursuant to the terms of the Trust Agreement, a distribution of interest and principal received on the related Deposited Underlying Certificates will be the 28th day of each calendar month (or, if such day is not a Business Day, the next succeeding Business Day); provided, that if the Underlying Distribution Date falls on the 28th day of the calendar month, the distribution date for that calendar month shall be the next succeeding Business Day following such Underlying Distribution Date of each calendar month (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-3 Certificates on such Distribution Date pursuant to Section

3.02 of the Trust Agreement. The Record Date applicable to the first Distribution Date is the Closing Date and as to each succeeding Distribution Date is the last Business Day of the month preceding the month of such Distribution Date.

            Distributions to any Certificateholder on any Distribution Date shall be made either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee in writing at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) 100% of the Class Certificate Balance of any Class of Certificates or (B) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register. Except as otherwise provided in the Trust Agreement, the final distribution on this Certificate will be made in the applicable manner described above, but only upon presentment and surrender of this Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                                   * * * * *

            This Class A-3 Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December 28, 2001

                                          THE BANK OF NEW YORK,
                                          not in its individual
                                          capacity but solely as
                                          Trustee
                                          By ___________________________

Countersigned:



By    ___________________________
      Authorized Officer of
      THE BANK OF NEW YORK,
      not in its individual
      capacity but solely
      as Trustee

                                  CWMBS, INC.
                 RESECURITIZATION MORTGAGE TRUST CERTIFICATES,
                                SERIES 2001-33R

            This Certificate is one of a duly authorized issue of Certificates designated as CWMBS, Inc. Resecuritization Mortgage Trust Certificates, Series 2001-33R, issued in five Classes (Class A-1, Class A-2, Class A-3, Class A-4 and Class A-R, herein collectively called the "Certificates"), and representing a beneficial ownership interest in (i) the Deposited Underlying Certificates, (ii) the distributions thereon after December 26, 2001, and
(iii) the Distribution Account and such assets that are deposited therein from time to time, together with any and all income, proceeds and payments with respect thereto.

            The Certificates are limited in right of payment to certain distributions in respect of the related Deposited Underlying Certificates, all as more specifically set forth in the Trust Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

            This Certificate does not purport to summarize the Trust Agreement and reference is made to the Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the Transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, the Transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York (or such other location designated by the Trustee, provided that the Trustee shall have provided the Certificateholders with prompt written notice of any such change in location), accompanied by a written instrument of transfer in form satisfactory to the Trustee executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

                                    A-3-1

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by any notice to the contrary.

            The obligations and responsibilities created by the Trust Agreement and the Trust Fund created thereby shall terminate as provided in
Article VII of the Trust Agreement.


                                    A-3-2

                                  ASSIGNMENT
                                  ----------


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) the Percentage Interest evidenced by the within Pass-Through Certificate and hereby authorizes the transfer of registration of such Interest to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________


Dated:
                                    __________________________________________
                                    Signature by or on behalf of assignor






                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
______________________________________________________________________________
_______________________________________________________________, _____________
for the account of ___________________________________________________________
account number _______________, or, if mailed by check, to____________________
Applicable statements should be mailed to____________________________________.
      This information is provided by _______________________________________, the assignee named above, or ________________________________________________, as its agent.


                                    A-3-3

STATE OF          )
                  )ss.:
COUNTY OF         )

            On the __th day of _________, 20__ before me, a notary public in and for said State, personally appeared ______________ __________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.



                                                _______________________________
                                                         Notary Public


[Notarial Seal]


                                    A-3-4

                                  EXHIBIT A-4


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.:                    1

Cut-off Date:                       December 26, 2001, after giving effect to
                                    distributions made on such Underlying
                                    Distribution Date for the Underlying Trust
                                    Funds

First Distribution Date:            January 28, 2002

Closing Date Principal
Balance evidenced
by this Certificate
("Denomination"):                   $14,403,504

Closing Date Principal
Balances evidenced
by all Class A-4
Certificates:                       $14,403,504

CUSIP:                              12669C PB 0

Interest Rate:                      6.50%

Maturity Date:                      November 28, 2023

                                  CWMBS, INC.
                 RESECURITIZATION MORTGAGE TRUST CERTIFICATES,
                               SERIES 2001-33R,
                                   Class A-4

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of the Deposited Underlying Certificates, such Trust Fund formed and the Deposited Underlying Certificates deposited by

                                  CWMBS, INC.


            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY CWMBS, INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE DEPOSITED UNDERLYING CERTIFICATES ARE GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

            This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Class A-4 Certificates) in that certain beneficial ownership interest evidenced by all the Class A-4 Certificates in the Trust Fund consisting primarily of the Deposited Underlying Certificates and deposited by CWMBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Trust Agreement dated as of December 28, 2001 (the "Trust Agreement") among the Depositor, Countrywide Home Loans, Inc., as underlying certificate seller (the "Underlying Certificate Seller") and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Distributions in reduction of the Certificate Principal Balance of this Certificate may be made monthly as set forth herein. Accordingly, the outstanding Certificate Principal Balance hereof at any time may be less than the amount shown above as the denomination of this Certificate.

            Pursuant to the terms of the Trust Agreement, a distribution of interest and principal received on the related Deposited Underlying Certificates will be the 28th day of each calendar month (or, if such day is not a Business Day, the next succeeding Business Day); provided, that if the Underlying Distribution Date falls on the 28th day of the calendar month, the distribution date for that calendar month shall be the next succeeding Business Day following such Underlying Distribution Date of each calendar month (a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class A-4 Certificates on such Distribution Date pursuant to Section

3.02 of the Trust Agreement. The Record Date applicable to the first Distribution Date is the Closing Date and as to each succeeding Distribution Date is the last Business Day of the month preceding the month of such Distribution Date.

            Distributions to any Certificateholder on any Distribution Date shall be made either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee in writing at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) 100% of the Class Certificate Balance of any Class of Certificates or (B) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register. Except as otherwise provided in the Trust Agreement, the final distribution on this Certificate will be made in the applicable manner described above, but only upon presentment and surrender of this Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                                   * * * * *

            This Class A-4 Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December 28, 2001

                                          THE BANK OF NEW YORK,
                                          not in its individual
                                          capacity but solely as
                                          Trustee
                                          By ___________________________

Countersigned:



By    ___________________________
      Authorized Officer of
      THE BANK OF NEW YORK,
      not in its individual
      capacity but solely
      as Trustee

                                  CWMBS, INC.
                 RESECURITIZATION MORTGAGE TRUST CERTIFICATES,
                                SERIES 2001-33R

            This Certificate is one of a duly authorized issue of Certificates designated as CWMBS, Inc. Resecuritization Mortgage Trust Certificates, Series 2001-33R, issued in five Classes (Class A-1, Class A-2, Class A-3, Class A-4 and Class A-R, herein collectively called the "Certificates"), and representing a beneficial ownership interest in (i) the Deposited Underlying Certificates, (ii) the distributions thereon after December 26, 2001, and
(iii) the Distribution Account and such assets that are deposited therein from time to time, together with any and all income, proceeds and payments with respect thereto.

            The Certificates are limited in right of payment to certain distributions in respect of the related Deposited Underlying Certificates, all as more specifically set forth in the Trust Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

            This Certificate does not purport to summarize the Trust Agreement and reference is made to the Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the Transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, the Transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York (or such other location designated by the Trustee, provided that the Trustee shall have provided the Certificateholders with prompt written notice of any such change in location), accompanied by a written instrument of transfer in form satisfactory to the Trustee executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

                                    A-4-1

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by any notice to the contrary.

            The obligations and responsibilities created by the Trust Agreement and the Trust Fund created thereby shall terminate as provided in
Article VII of the Trust Agreement.


                                    A-4-2

                                  ASSIGNMENT
                                  ----------


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) the Percentage Interest evidenced by the within Pass-Through Certificate and hereby authorizes the transfer of registration of such Interest to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________


Dated:
                                    __________________________________________
                                    Signature by or on behalf of assignor






                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
______________________________________________________________________________
_______________________________________________________________, _____________
for the account of ___________________________________________________________
account number _______________, or, if mailed by check, to____________________
Applicable statements should be mailed to_____________________________________
      This information is provided by _______________________________________, the assignee named above, or ________________________________________________, as its agent.


                                    A-4-3

STATE OF          )
                  )ss.:
COUNTY OF         )

            On the __th day of _________, 20__ before me, a notary public in and for said State, personally appeared ______________ __________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.



                                    __________________________________________
                                                    Notary Public


[Notarial Seal]



                                    A-4-4

                                  EXHIBIT A-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

BY ACCEPTING THIS CERTIFICATE, A TRANSFEREE SHALL BE DEEMED TO HAVE REPRESENTED TO THE TRUSTEE THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, NOR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, NOR IS SUCH TRANSFEREE ACQUIRING THIS CERTIFICATE ON BEHALF OF OR WITH THE ASSETS OF A PLAN.



Certificate No.:                    1

Cut-off Date:                       December 26, 2001, after giving effect to
                                    distributions made on such Underlying
                                    Distribution Date for the Underlying Trust
                                    Funds

First Distribution Date:            January 28, 2002

Closing Date Principal
Balance evidenced
by this Certificate
("Denomination"):                   $99.95

Closing Date Principal
Balances evidenced
by all Class A-R
Certificates:                       $100

CUSIP:                              12669C PC 8

Interest Rate:                      N/A

Maturity Date:                      December 28, 2024

                                  CWMBS, INC.
                   RESECURITIZATION MORTGAGE TRUST 2001-33R,
                                   CLASS A-R

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of the Deposited Underlying Certificates, such Trust Fund formed and the Deposited Underlying Certificates deposited by

                                  CWMBS, INC.


            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY CWMBS, INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE DEPOSITED UNDERLYING CERTIFICATES ARE GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

      This certifies that HARE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Class A-R Certificates) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Deposited Underlying Certificates and deposited by CWMBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Trust Agreement dated as of December 28, 2001 (the "Trust Agreement") among the Depositor, Countrywide Home Loans, as underlying certificate seller (the "Underlying Certificate Seller") and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York.

            Distributions to any Certificateholder on any Distribution Date shall be made either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee in writing at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) 100% of the Class Certificate Balance of any Class of Certificates or (B) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register. Except as otherwise provided in the Trust Agreement, the final distribution on this Certificate will be made in the applicable manner described above, but only upon presentment and surrender of this Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

      No Transfer of a Class A-R Certificate shall be made unless the Trustee shall have received (i) a representation letter from the transferee of a Class A-R Certificate in form and substance satisfactory to the Trustee that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a Person acting on behalf of any such plan or using the assets of any such plan to effect such Transfer or
(ii) in the case of any such Class A-R Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan subject to
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any Person acting on behalf of any such plan or using the assets of any such plan to effect such Transfer, an Opinion of Counsel to the effect that the purchase or holding of a Class A-R Certificate will not result in the assets of the REMIC under the Trust Agreement being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in the Trust Agreement. Notwithstanding anything else to the contrary herein, any purported Transfer of a Certificate to or on behalf of an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code without the delivery to the Trustee of an Opinion of Counsel, which shall not be an expense of the Depositor or the Trustee, satisfactory to the Trustee as described above shall be null and void and of no effect.

      Each Holder of this Class A-R Certificate shall be deemed to have agreed to be bound by the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class A-R Certificate may be transferred without delivery to the Trustee of (a) a Transfer Affidavit of the proposed transferee and (b) a Transfer certificate of the transferor, each of such documents to be in the form described in the Trust Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must agree to require a Transfer Affidavit and to deliver a Transferor Affidavit to the Trustee as required pursuant to the Trust Agreement, (iv) any attempted or purported Transfer of any Ownership Interest in this Class A-R Certificate in violation of such restrictions will be absolutely null and void and shall vest no rights in the purported transferee, and (v) if any person other than a Permitted Transferee acquires any Ownership Interest in this Class A-R Certificate in violation of such restrictions, then the Trustee will have the right, in its sole discretion and without notice to the Holder of this Class A-R Certificate, to sell this Class A-R Certificate to a purchaser selected by the Trustee, which purchaser may be the Trustee, or any affiliate of the Trustee, on such terms and conditions as the Trustee may choose.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                                   * * * * *

      This Class A-R Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December 28, 2001

                                          THE BANK OF NEW YORK,
                                          not in its individual
                                          capacity but solely as
                                          Trustee
                                          By ___________________________
Countersigned:



By    ___________________________
      Authorized Officer of
      THE BANK OF NEW YORK,
      not in its individual
      capacity but solely
      as Trustee

                                  CWMBS, INC.
                 RESECURITIZATION MORTGAGE TRUST CERTIFICATES,
                                SERIES 2001-33R

            This Certificate is one of a duly authorized issue of Certificates designated as CWMBS, Inc. Resecuritization Mortgage Trust Certificates, Series 2001-33R, issued in five Classes (Class A-1, Class A-2, Class A-3, Class A-4 and Class A-R, herein collectively called the "Certificates"), and representing a beneficial ownership interest in (i) the Deposited Underlying Certificates, (ii) the distributions thereon after December 26, 2001, and
(iii) the Distribution Account and such assets that are deposited therein from time to time, together with any and all income, proceeds and payments with respect thereto.

            The Certificates are limited in right of payment to certain distributions in respect of the related Deposited Underlying Certificates, all as more specifically set forth in the Trust Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

            This Certificate does not purport to summarize the Trust Agreement and reference is made to the Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the Transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, the Transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York (or such other location designated by the Trustee, provided that the Trustee shall have provided the Certificateholders with prompt written notice of any such change in location), accompanied by a written instrument of transfer in form satisfactory to the Trustee executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by any notice to the contrary.

            The obligations and responsibilities created by the Trust Agreement and the Trust Fund created thereby shall terminate as provided in
Article VII of the Trust Agreement.

                                  ASSIGNMENT
                                  ----------


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) the Percentage Interest evidenced by the within Pass-Through Certificate and hereby authorizes the transfer of registration of such Interest to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________


Dated:
                                    __________________________________________
                                    Signature by or on behalf of assignor






                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
______________________________________________________________________________
_______________________________________________________________, _____________
for the account of ___________________________________________________________
account number _______________, or, if mailed by check, to____________________
Applicable statements should be mailed to_____________________________________
      This information is provided by _______________________________________, the assignee named above, or ________________________________________________, as its agent.

STATE OF          )
                  )ss.:
COUNTY OF         )

            On the __th day of _________, 20__ before me, a notary public in and for said State, personally appeared ______________ __________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.



                                    __________________________________________
                                                     Notary Public


[Notarial Seal]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

BY ACCEPTING THIS CERTIFICATE, A TRANSFEREE SHALL BE DEEMED TO HAVE REPRESENTED TO THE TRUSTEE THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, NOR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, NOR IS SUCH TRANSFEREE ACQUIRING THIS CERTIFICATE ON BEHALF OF OR WITH THE ASSETS OF A PLAN.



Certificate No.:                    2

Cut-off Date:                       December 26, 2001, after giving effect to
                                    distributions made on such Underlying
                                    Distribution Date for the Underlying Trust
                                    Funds

First Distribution Date:            January 28, 2002

Closing Date Principal
Balance evidenced
by this Certificate
("Denomination"):                   $0.05

Closing Date Principal
Balances evidenced
by all Class A-R
Certificates:                       $100

CUSIP:                              12669C PC 8

Interest Rate:                      N/A

Maturity Date:                      December 28, 2024

                                  CWMBS, INC.
                   RESECURITIZATION MORTGAGE TRUST 2001-33R,
                                   CLASS A-R

evidencing a beneficial ownership interest in a Trust Fund consisting primarily of the Deposited Underlying Certificates, such Trust Fund formed and the Deposited Underlying Certificates deposited by

                                  CWMBS, INC.


            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY CWMBS, INC. OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE DEPOSITED UNDERLYING CERTIFICATES ARE GUARANTEED OR INSURED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

      This certifies that THE BANK OF NEW YORK, is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Class A-R Certificates) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Deposited Underlying Certificates and deposited by CWMBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Trust Agreement dated as of December 28, 2001 (the "Trust Agreement") among the Depositor, Countrywide Home Loans, as underlying certificate seller (the "Underlying Certificate Seller") and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York.

            Distributions to any Certificateholder on any Distribution Date shall be made either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee in writing at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) 100% of the Class Certificate Balance of any Class of Certificates or (B) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register. Except as otherwise provided in the Trust Agreement, the final distribution on this Certificate will be made in the applicable manner described above, but only upon presentment and surrender of this Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

      No Transfer of a Class A-R Certificate shall be made unless the Trustee shall have received (i) a representation letter from the transferee of a Class A-R Certificate in form and substance satisfactory to the Trustee that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a Person acting on behalf of any such plan or using the assets of any such plan to effect such Transfer or
(ii) in the case of any such Class A-R Certificate presented for registration in the name of an employee benefit plan subject to ERISA or a plan subject to
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any Person acting on behalf of any such plan or using the assets of any such plan to effect such Transfer, an Opinion of Counsel to the effect that the purchase or holding of a Class A-R Certificate will not result in the assets of the REMIC under the Trust Agreement being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly undertaken in the Trust Agreement. Notwithstanding anything else to the contrary herein, any purported Transfer of a Certificate to or on behalf of an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code without the delivery to the Trustee of an Opinion of Counsel, which shall not be an expense of the Depositor or the Trustee, satisfactory to the Trustee as described above shall be null and void and of no effect.

      Each Holder of this Class A-R Certificate shall be deemed to have agreed to be bound by the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class A-R Certificate may be transferred without delivery to the Trustee of (a) a Transfer Affidavit of the proposed transferee and (b) a Transfer certificate of the transferor, each of such documents to be in the form described in the Trust Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class A-R Certificate must agree to require a Transfer Affidavit and to deliver a Transferor Affidavit to the Trustee as required pursuant to the Trust Agreement, (iv) any attempted or purported Transfer of any Ownership Interest in this Class A-R Certificate in violation of such restrictions will be absolutely null and void and shall vest no rights in the purported transferee, and (v) if any person other than a Permitted Transferee acquires any Ownership Interest in this Class A-R Certificate in violation of such restrictions, then the Trustee will have the right, in its sole discretion and without notice to the Holder of this Class A-R Certificate, to sell this Class A-R Certificate to a purchaser selected by the Trustee, which purchaser may be the Trustee, or any affiliate of the Trustee, on such terms and conditions as the Trustee may choose.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                                   * * * * *

      This Class A-R Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  December 28, 2001

                                          THE BANK OF NEW YORK,
                                          not in its individual
                                          capacity but solely as
                                          Trustee
                                          By ___________________________
Countersigned:



By    ___________________________
      Authorized Officer of
      THE BANK OF NEW YORK,
      not in its individual
      capacity but solely
      as Trustee


                                    B-1-1

                                  CWMBS, INC.
                 RESECURITIZATION MORTGAGE TRUST CERTIFICATES,
                                SERIES 2001-33R

            This Certificate is one of a duly authorized issue of Certificates designated as CWMBS, Inc. Resecuritization Mortgage Trust Certificates, Series 2001-33R, issued in five Classes (Class A-1, Class A-2, Class A-3, Class A-4 and Class A-R, herein collectively called the "Certificates"), and representing a beneficial ownership interest in (i) the Deposited Underlying Certificates, (ii) the distributions thereon after December 26, 2001, and
(iii) the Distribution Account and such assets that are deposited therein from time to time, together with any and all income, proceeds and payments with respect thereto.

            The Certificates are limited in right of payment to certain distributions in respect of the related Deposited Underlying Certificates, all as more specifically set forth in the Trust Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

            This Certificate does not purport to summarize the Trust Agreement and reference is made to the Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

            The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the Transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Trust Agreement and subject to certain limitations therein set forth, the Transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York (or such other location designated by the Trustee, provided that the Trustee shall have provided the Certificateholders with prompt written notice of any such change in location), accompanied by a written instrument of transfer in form satisfactory to the Trustee executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

                                    B-3-2

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by any notice to the contrary.

            The obligations and responsibilities created by the Trust Agreement and the Trust Fund created thereby shall terminate as provided in
Article VII of the Trust Agreement.


                                    B-3-3

                                  ASSIGNMENT
                                  ----------


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) the Percentage Interest evidenced by the within Pass-Through Certificate and hereby authorizes the transfer of registration of such Interest to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________


Dated:
                                    __________________________________________
                                    Signature by or on behalf of assignor






                           DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
______________________________________________________________________________
_______________________________________________________________, _____________
for the account of ___________________________________________________________
account number _______________, or, if mailed by check, to____________________
Applicable statements should be mailed to____________________________________.
      This information is provided by _______________________________________, the assignee named above, or ________________________________________________, as its agent.


                                    B-3-4

STATE OF          )
                  )ss.:
COUNTY OF         )

            On the __th day of _________, 20__ before me, a notary public in and for said State, personally appeared ______________ __________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.



                                    __________________________________________
                                                     Notary Public


[Notarial Seal]


                                    B-3-5

                                  EXHIBIT C-1

 List of Underlying Trust Funds and related Deposited Underlying Certificates
 ----------------------------------------------------------------------------

      The Underlying Trust Funds and the related Deposited Underlying Certificates are as follows:

                                                          Percentage of
                                                          Class held in
                     Series                  Class        the Trust Fund
                     ------                  -----        --------------
(i)    Chase Mortgage Finance Corporation  Class A-14          100%
       Series 1993P
                                           Class A-15          100%
                                           Class A-16          100%
                                           Class A-17          100%

(ii)   GE Mortgage Series 1993-10          Class 10-A16       35.4016%
                                           Class 10-A17       35.4179%
                                           Class 10-A18       35.4017%

(iii)  Prudential Home Mortgage
       Securities Company Series 1993-51   Class A-17         91.5118%
                                           Class A-18         91.5118%
                                           Class A-19         98.3183%
                                           Class A-20         98.3183%

(iv)   Residential Funding Mortgage
       Securities Series 1993-S44          Class A-9           100%
                                           Class A-10          100%


                                    C-1-1

                                   EXHIBIT D

                            TRANSFEROR'S AFFIDAVIT


                                                      December 28, 2001



CWMBS, Inc.
4500 Park Granada
Calabasas, California  91302
Attention:  David A. Spector

The Bank of New York
5 Penn Plaza
16th Floor
New York, NY 10001
Attention:  Courtney Bartholomew


      Re:   CWMBS, Inc.
            Resecuritization Mortgage Certificates, Series 2001-33R
            -------------------------------------------------------


Ladies and Gentlemen:

      In connection with our disposition of the Class A-R Certificate issued pursuant to the Trust Agreement dated as of December 28, 2001 among CWMBS, Inc., as depositor, Countrywide Home Loans, Inc., as underlying certificate seller, and The Bank of New York, as trustee, we certify that to the extent we are disposing of a Class A-R Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

                               Very truly yours,



                                       __________________________________
                                       Print Name of Transferor


                                       By:___________________________________
                                                   Authorized Officer

                          TRANSFER AFFIDAVIT FOR THE
                             CLASS A-R CERTIFICATE


                                  CWMBS, Inc.
                    Resecuritization Mortgage Certificates
                                Series 2001-33R

STATE OF             )
                     ) ss.:
COUNTY OF            )


      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of Countrywide Securities Corporation, the proposed Transferee of an Ownership Interest in a Class A-R Certificate (the "Certificate") issued pursuant to the Trust Agreement, (the "Agreement"), relating to the above-referenced Series, by and among CWMBS, Inc., as depositor (the "Depositor"), Countrywide Home Loans, Inc. as underlying certificate seller, and The Bank of New York, as trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a

                                    D-1-1
partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 4.02(d) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 4.02(d) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit C to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

      7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

      8. The Transferee's taxpayer identification number is ___________.

      9. The Transferee is a U.S. Person as defined in Code Section
7701(a)(30).

      10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

      11. The Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code, and the Transferee is not acting on behalf of such a plan.


                                     * * *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this 28th day of December, 2001.

                                       By:________________________________
                                       Name:
                                       Title:

[Corporate Seal]

ATTEST:


_________________________________
[Assistant] Secretary

      Personally appeared before me the above-named ___________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed and sworn before me this ____ day of ___________, 20__.



                                       __________________________________
                                       NOTARY PUBLIC


                                       My Commission expires the
                                       ___ day of_________, 20__

                                                          EXHIBIT 1
                                                          to Transfer Affidavit
                              Certain Definitions
                              -------------------


      "Ownership Interest": As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

      "Permitted Transferee": Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(l) of the
Code) with respect to any Class A-R Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" as defined in section 775 of the Code, (vi) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia, an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form W-8EC1 or any applicable successor form, and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class A-R Certificate to such Person may cause the REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

      "Person": Any individual, corporation, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

      "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

      "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                                                        EXHIBIT 2
                                                        to Transfer Affidavit

                       Section 4.02(d) of the Agreement
                       --------------------------------


      (a) (d) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

            (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit D.

           (iii) Each Person holding or acquiring any Ownership
      Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

            (iv) Any attempted or purported Transfer of any Ownership
      Interest in a Residual Certificate in violation of the provisions of this Section 4.02(d) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 4.02(d), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by
      Section 4.02(c) and this Section 4.02(d) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit and Transferor Certificate. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee

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

      shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

            (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

      The restrictions on Transfers of a Residual Certificate set forth in this Section 4.02(d) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Underlying Certificate Seller or the Depositor, to the effect that the elimination of such restrictions will not cause the REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.


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